As filed with the Securities and Exchange Commission on November 13, 2015

Securities Act File No. 033-52272

Investment Company Act File No. 811-07170

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 94	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 97

TCW FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1 (213) 244-0000

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

Please send a copy of communications to:

David A. Hearth, Esq.

Paul Hastings LLP

55 Second Street

San Francisco, CA 94105

TCW Funds
TCW Family of Funds
PRELIMINARY PROSPECTUS
Subject to Completion – Dated November 13, 2015
The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
2016
PROSPECTUS
TCW New America Premier Equities Fund
(I Share: XXXXX; N Share: XXXXX)
This prospectus tells you about the Class I and Class N shares of TCW New America Premier Equities Fund (the “Fund”) offered by TCW Funds, Inc. Please read this document carefully before investing, and keep it for future reference.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TCW New America Premier Equities Fund

Investment Objective

The Fund’s investment objective is to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investment)

None.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.

Share Classes
	I		N
Management Fees	[__	]%	[__	]%
Distribution and/or Service (12b-1) Fees	[__	]	[__	]%
Other Expenses[1]	[__	]%	[__	]%
Total Annual Fund Operating Expenses	[__	]%	[__	]%
Fee Waiver and/or Expense Reimbursement[2]	[__	]%	[__	]%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[__	]%	[__	]%

[1]	“Other Expenses” are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s assets.

[2]	The Fund’s investment advisor has agreed to waive fees and/or reimburse expenses to limit the Fund’s total annual operating expenses (excluding interest, brokerage, extraordinary expenses and acquired fund fees and expenses, if any) to [ ]% of average daily net assets. This contractual fee waiver/expense reimbursement will remain in place through [ ] and before that date the investment advisor may not terminate this arrangement without approval of the Board of Directors. At the conclusion of this period, the Fund’s investment advisor, in its sole discretion, may extend, terminate or otherwise modify the contractual fee waiver/expense reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Classes	1 Year			3 Years
I	$	[__	]	$	[__	]
N	$	[__	]	$	[__	]

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, no portfolio turnover figures are available.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities listed on U.S. financial markets. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. The Fund intends to achieve its objective by investing in a portfolio of enduring, cash generating businesses whose leaders the portfolio manager believes prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to the free cash flow generated by the businesses.

Equity securities include common and preferred stock; equity securities of foreign companies listed on established exchanges in the U.S., including NASDAQ; American Depository Receipts (ADRs); securities that may be converted into or exchanged for common or preferred stock, such as convertible stock, convertible debt, preferred stock, Eurodollar convertible securities, warrants and options; and other securities with equity characteristics. Although the Fund will emphasize investments in equity securities of large capitalization companies, it may invest in the equity securities of companies of any size.

Portfolio securities may be sold for a number of reasons, including when a company fails to meet expectations or when the portfolio manager believes that (i) there has been a deterioration in the underlying fundamentals of a company, (ii) the intermediate- and long-term prospects for a company are poor, (iii) another security may offer a better investment opportunity, (iv) an individual security has reached its sell target, or (v) the portfolio should be rebalanced for diversification or portfolio weighting purposes.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

•	equity risk: the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods as a result of changes in a company’s financial condition and in overall market, economic and political conditions.

•	small- and mid-capitalization company risk: the risk that small- and mid-capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

•	price volatility risk: the risk that the value of the Fund’s investment portfolio will change as the prices of its investments go up or down.

•	issuer risk: the risk that the value of a security may decline for reasons directly related to the issuer such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	liquidity risk: the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance.

•	market risk: the risk that returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities.

•	securities selection risk: the risk that the securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results.

•	investment style risk: the risk that the particular style or set of styles that the investment advisor primarily uses may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

Please see “Principal Risks of the Fund” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.

Investment Results

Because the Fund has not yet commenced operations, it has no investment results.

Investment Advisor

TCW Investment Management Company is the investment advisor to the Fund.

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Portfolio Manager

The portfolio manager for the Fund is:

Name	Experience with the Fund	Primary Title with Investment Advisor
Joseph R. Shaposhnik	Since January 2016	Senior Vice President
(Inception of Fund)

Other Important Information Regarding Fund Shares

For more information about purchase and sale of Fund shares, tax information, and payments to broker-dealers and other financial intermediaries, please turn to the “Summary of Other Important Information Regarding Fund Shares” at page [_] of this Prospectus.

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Summary of Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

You may conduct transactions by mail (TCW Funds, Inc. c/o U.S. Bancorp Fund, Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-248-4486. Redemptions by telephone are only permitted upon previously receiving appropriate authorization. You may also purchase, exchange or redeem Fund shares through your dealer or financial advisor.

Purchase Minimums for All Share Classes

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular	$2,000	$250
Individual/Retirement Account	$500	$250

A broker-dealer or other financial intermediary may require a higher minimum initial investment.

Tax Information

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

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Principal Risks of the Fund

The Fund is affected by changes in the economy, portfolio securities and other markets. There is also the possibility that investment decisions TCW Investment Management Company (the “Advisor”) makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up.

Your investment in the Fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

Your investment in the Fund may be subject (in varying degrees) to the following risks discussed below. The Fund may be more susceptible to some of the risks than others.

Equity Risk

Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition and in overall market, economic and political conditions.

Financial Services Sector Risk

The financial services sector is subject to extensive government regulations, which may change frequently. In addition, the profitability of businesses in the financial services sector depends heavily on the availability and cost of money and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. The financial services sector is exposed to risks that may impact the value of investments in the sector more severely than investments outside the sector. Businesses in the financial services sector often operate with substantial financial leverage.

Frequent Trading Risk

Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. As a result, frequent trading may cause higher levels of current tax liability to shareholders in the Fund. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may reduce the Fund’s performance.

Investment Style Risk

The particular style or set of styles that the Advisor primarily uses for the Fund may be out of favor or may not produce the best results over short or longer time periods and may increase the volatility of the Fund’s share price.

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Issuer Risk

The value of securities held by the Fund may decline for a number of reasons directly related to an issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer’s goods or services. The amount of dividends paid with respect to equity securities, or the ability of an issuer to make payments in connection with debt securities, may decline for reasons that relate to the issuer, such as changes in an issuer’s financial condition or a decision by the issuer to pay a lower dividend, or for reasons that relate to the broader financial system. In addition, there may be limited public information available for the Advisor to evaluate foreign issuers.

Liquidity Risk

The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments.

The securities of many of the companies with small- and mid-capitalizations may have less “float” (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk.

Market Risk

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial condition can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as by the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Portfolio Management Risk

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

Price Volatility Risk

The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. Although stocks offer the potential for greater long-term growth than most debt securities, stocks generally have higher short-term volatility. A Fund that invests primarily in the equity securities of small- and/or mid-capitalization companies is subject to greater price volatility than other mutual funds.

Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

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Securities Selection Risk

The specific securities held in the Fund’s investment portfolio may underperform those held by other funds in the same asset class or benchmarks that are representative of the asset class because of a portfolio manager’s choice of securities.

Small- and Mid-Capitalization Company Risk

The Fund may invest a portion of its assets in the equity securities of companies with small- and mid-capitalizations and may be subject to certain risks associated with such companies. Companies with small- and mid-capitalizations often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, small- and mid-capitalization companies may have more volatile stock performance than large-capitalization companies and are more likely to experience business failures, which may increase the risk of loss to the Fund.

Additional Risks

Cybersecurity Risk

Information and technology systems relied upon by the Fund, the Advisor, the Fund’s service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Advisor has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Advisor, the Fund’s service provider and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Fund, the Advisor, the Fund’s service providers and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Securities Lending Risk

The Fund may lend portfolio securities with a value equal to up to 25% of its total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Also, there is the risk that the value of the investment of the collateral could decline causing the Fund to lose money.

Management of the Fund

Investment Advisor

The Fund’s investment advisor is TCW Investment Management Company and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Advisor was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). The Advisor is registered with the Securities and Exchange Commission (the “SEC”) as an investment advisor under the Investment Advisers Act of 1940, as amended.

As of [            ], 2015, the Advisor and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $[             ] billion in assets under management or committed to management.

Portfolio Manager

Certain information about the Fund’s portfolio manager is provided in the Fund Summary for the Fund at the beginning of this Prospectus. Please see the Statement of Additional Information (the “SAI”) for additional information about other accounts managed by the portfolio manager, the portfolio manager’s compensation and the portfolio manager’s ownership of shares of the Fund(s) he manages.

Listed below is the individual who is primarily responsible for the day-to-day management of the Fund’s portfolio, including a summary of the portfolio manager’s business experience during the past five years. (Positions with TCW and its affiliates may have changed over time.)

TCW New America Premier Equities Fund

Joseph R. Shaposhnik	Senior Vice President, the Advisor, TCW Asset Management Company and Trust Company of the West. Prior to 2011, Equity Research Associate for Fidelity Management and Research Company.

Advisory Agreement

TCW Funds, Inc. (the “Corporation”), on behalf of the Fund, and the Advisor have entered into an Investment Advisory and Management Agreement, as amended (the “Advisory Agreement”), under the terms of which the Fund has employed the Advisor to, subject to the direction and supervision of the Board of Directors of the Corporation (the “Board of Directors”), provide investment advisory and management services, including, among others, managing the investment of the assets of the Fund, placing orders for the purchase or sale of portfolio securities for the Fund, administering the day-to-day operations of the Fund, furnishing to the Corporation office space and all necessary office facilities, supplies and equipment, and arranging for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, directors or employees of the Corporation.

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Under the Advisory Agreement, the Fund pays to the Advisor, as compensation for the services rendered, facilities furnished, and expenses paid by it, the following fees:

Fund	Annual Management Fee (As Percent of Average Net Asset Value)
TCW New America Premier Equities Fund	[	]%

In addition to the contractual expense limitations listed below that apply to the Fund, the Advisor has agreed to reduce its investment management fee or to pay the operating expenses of the Fund to limit the Fund’s operating expenses to an amount not to exceed the previous month’s expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable by either the Advisor or the Board of Directors on six months’ prior notice. This voluntary limitation and the contractual fee waiver and/or expense reimbursement excludes interest, brokerage, extraordinary expenses, and acquired fund fees and expenses, if any.

TCW New America Premier Equities Fund
I Class Shares	[	]%
N Class Shares	[	]%

A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for the Fund will be contained in the Corporation’s annual report to shareholders for the fiscal year ending October 31, 2015.

Payments by the Advisor

The Advisor pays certain costs of marketing the Fund from legitimate profits from its management fees and other resources available to it. The Advisor may also share with financial intermediaries (as defined below in the “Your Investment – Account Policies and Services – Calculation of NAV” section) certain marketing expenses or pay for the opportunity to distribute the Fund, sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs. The Advisor or its affiliates may pay amounts from their own resources to third parties, including brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing record keeping, sub-accounting, transaction processing and other administrative services. These payments, which may be substantial, are in addition to any fees that may be paid by the Fund for these types of or other services.

The amount of these payments is determined from time to time by the Advisor and may differ among such financial intermediaries. Such payments may provide incentives for such parties to make shares of the Fund available to their customers, and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid. Such access advantages include, but are not limited to, placement of the Fund on a list of mutual funds offered as investment options to the financial intermediary’s customers (sometimes referred to as “Shelf Space”); access to the financial intermediary’s registered representatives; and/or ability to assist in training and educating the financial intermediary’s registered representatives. These payment arrangements will not, however, change the price an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of the investor. These payments may create potential conflicts of interests between an investor and a financial intermediary who is recommending a particular mutual fund over other mutual funds. You may wish to consider whether such arrangements exist when evaluating any recommendations to purchase or sell shares of the Fund and you should contact your financial intermediary for details about any payments it may receive from the Fund or from the Advisor. Payments are typically based on a percentage of assets under management or based on the number of customer accounts or a combination thereof.

Multiple Class Structure

The Fund currently offers two classes of shares: Class I shares and Class N shares. Shares of each class of the Fund represent an equal pro rata interest in the Fund and both classes generally have the same voting, liquidation, and other rights. The Class I shares are offered at the current net asset value. The Class N shares are offered at the current net asset value, but are subject to fees imposed under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Fund compensates the Fund’s distributor for distribution and related services at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares. The fee may also be used to pay financial intermediaries for the sales support services and related expenses and shareholder servicing fees. The shareholder servicing fees are paid to compensate financial intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because these fees are paid out of the Fund’s Class N assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Because the expenses of each class may differ, the performance of each class is expected to differ.

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Other Shareholder Servicing Expenses Paid by the Fund

The Fund is authorized to compensate each broker-dealer and other third-party intermediary up to such percentage as approved by the Board of Directors of the assets serviced for the Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the transfer agent to the Fund. These expenses paid by the Fund would remain subject to any overall expense limitation applicable to the Fund. These expenses are in addition to any payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors.

Your Investment – Account Policies and Services

Buying Shares

You pay no sales charges to invest in the Fund. Your price for the Fund’s shares is the Fund’s net asset value per share (“NAV”) which is calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern time or the time trading closes on the NYSE, whichever is earlier) every day the exchange is open. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed.

Calculation of NAV

The NAV of each Class of the Fund is determined by adding the value of that Class’s securities, cash and other assets, subtracting all expenses and liabilities attributable to that Class, and then dividing by the total number of shares of that Class issued and outstanding (assets-liabilities/# of shares = NAV).

Your order will be priced at the next NAV calculated after your order is accepted by the Corporation. Orders received by the Fund’s transfer agent from dealers, brokers or other service providers (“financial intermediaries”) after the NAV for the day is determined will receive that same day’s NAV if the orders were received by the financial intermediary from its customers prior to 4:00 p.m. Eastern time (or the time trading closes on the NYSE, whichever is earlier). Your financial intermediary is responsible for transmitting such orders promptly.

The Corporation may at its discretion reject any purchase order for Fund shares.

The Fund discloses its NAV on a daily basis. To obtain the Fund’s NAV, please call (800) FUND TCW or visit the TCW Funds website at www.tcw.com.

The Fund’s investments for which market quotations are readily available are valued based on market value. Each security that is owned by the Fund that is listed on a securities exchange is valued at its last sales price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of that exchange that the Advisor generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Generally, securities issued by open-end investment companies are valued using their respective net asset values. Securities traded over-the-counter are valued using prices furnished by independent pricing services or by broker dealers.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The Corporation may use the fair value of a security as determined in accordance with procedures adopted by the Board of Directors if market quotations are unavailable or deemed unreliable or if events occurring after the close of a securities market and before the Corporation values its assets would materially affect net asset value. Such situations are particularly relevant for a Fund that holds securities that trade primarily in overseas markets. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the value that the Fund could obtain if it were to sell the security.

The net asset value of the Fund’s investments in other investment companies will be calculated based upon the net asset value of those investment companies; the offering documents for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

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Minimums

	Initial	IRA	Additional
TCW New America Premier Equities Fund	$2,000	$500	$250

The Corporation may accept investments of smaller amounts under circumstances deemed appropriate. The Corporation reserves the right to change the minimum investment amounts without prior notice. A broker-dealer or other financial intermediary may require a higher minimum initial investment. All investments must be in U.S. dollars drawn on domestic banks. The Corporation will not accept money orders, travelers checks, bank checks, drafts, cashiers’ checks in amounts less than $10,000 or credit card checks. Third-party checks, except those payable to an existing shareholder, will not be accepted. In addition, the Fund will not accept cash, checks drawn on banks outside the U.S., starter checks, post-dated checks, post-dated on-line checks or any conditional order or payment. If your check does not clear, you will be responsible for any loss the Fund incurs such as a loss resulting from a change in NAV. You will also be charged $25 for every check returned unpaid.

The Fund has adopted an Anti-Money Laundering Compliance Program as required by the United Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) and appointed an Anti-Money Laundering Officer to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you is that when you open an account, the Fund’s transfer agent will ask you for your name, address, date of birth, taxpayer identification number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. The transfer agent may also ask to see your driver’s license or other identification documents, and may consult third-party databases to help verify your identity. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the transfer agent reserves the right to close your account or take any other action it deems reasonable or required by law.

Automatic Investment Plan

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan (“AIP”). The AIP provides a convenient method to have monies deducted from your bank account for investment into the Fund, on a monthly, bi-monthly, quarterly or semi-annual basis (if your AIP falls on a weekend or holiday, it will be processed on the following business day). In order to participate in the AIP, each purchase must be in the amount of $100 or more and your financial institution must be a member of the Automated Clearing House (“ACH”) network. If your financial institution rejects your payment, the Fund’s transfer agent will charge a $25 fee to your Fund account. To begin participating in the AIP, please complete the AIP section on the account application or call the Fund’s transfer agent at (800) 248-4486 for additional information. Any request to change or terminate your AIP should be submitted to the transfer agent at least five business days prior to the effective date of the next transaction.

Selling Shares

You may sell shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the Fund’s transfer agent or a dealer, broker or other service provider. Any certificates representing Fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that if the Fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to fifteen calendar days from the purchase date or until payment is collected, whichever is earlier.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Signature Guarantees

Some circumstances require written sell orders, along with signature guarantees. These include:

•	amounts in excess of $100,000

•	amounts of $1,000 or more on accounts whose address has been changed within the last 30 calendar days

•	requests to send the proceeds to a payee, address or a bank account different than what is on our records

•	if ownership is changed on your account

•	written requests to wire redemptions proceeds (if not previously authorized on the account)

10

Non-financial transactions, including establishing or modifying services on an account, may require signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution.

The Fund and/or the transfer agent reserve the right to waive or require any signature guarantee based on the circumstances relative to the particular situation.

A signature guarantee helps protect against fraud. You can obtain one from most banks, securities dealers, credit unions or savings associations but not from a notary public. Please call (800)  248-4486 to ensure that your signature guarantee will be processed correctly.

Exchanging Shares

You can exchange from Class I or Class N shares of the Fund into the same Class of another TCW Fund, provided that your investment meets the minimum initial investment and any other requirements of the same Class of the other TCW Fund and that the shares of the same Class of the other TCW Fund are eligible for sale in your state of residence. Further information about conversion of shares between classes of the same Fund may be found in the Fund’s SAI. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available).

You may also exchange the shares of the Fund you own for shares of Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of any fund. You should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that fund. You can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386-3829 or by visiting our website at www.tcw.com.

Third Party Transactions

You may buy and redeem the Fund’s shares through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of the Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Fund’s distributor, that broker-dealer may, at its discretion, charge a fee for that service.

Account Statements

Every Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Household Mailings

Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the Fund. You may also receive proxy statements for the Fund. In order to reduce the volume of mail you receive, when possible and unless the Corporation receives contrary instructions, only one copy of these documents will be sent to those addresses shared by two or more accounts. You may write the Corporation at 865 South Figueroa Street, Los Angeles, California 90017 or telephone it at 1-800-386-3829 to request individual copies of documents or to request a single copy of documents if receiving duplicate copies. The Corporation will begin sending a household single or multiple copies, as requested, as soon as practicable after receiving the request.

General Policies

If your non-retirement account in the Fund falls below $2,000 as a result of redemptions and or exchanges for six months or more, the Fund may close your account and send you the proceeds upon 60 days’ written notice.

Unless you decline telephone privileges on your New Account Form, you may be responsible for any fraudulent telephone order as long as the Fund’s transfer agent takes reasonable measures to verify the order. Reasonable measures include a requirement for a caller to provide certain personal identifying information. If an account of the Fund has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

The Fund also reserves the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the amount you are redeeming in any 90-day period is large enough to affect Fund operations (for example, if it equals more than $250,000 or represents more than 1% of the Fund’s assets). If your shares are redeemed in kind you will incur transaction costs upon disposition of the securities received in the distribution.

Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

11

Trading Limits

The Fund is not intended to serve as vehicles for frequent trading activity because such trading may disrupt management of the Fund. In addition, such trading activity can increase expenses as a result of increased trading and transaction costs, forced and unplanned portfolio turnover, lost opportunity costs, and large asset swings that decrease the Fund’s ability to provide maximum investment returns to all shareholders. In addition, certain trading activity that attempts to take advantage of inefficiencies in the valuation of the Fund’s securities holdings may dilute the interests of the remaining shareholders. This in turn can have an adverse effect on the Fund’s performance.

Accordingly, the Board of Directors has adopted the following policies and procedures with respect to frequent purchases and redemptions of Fund shares by shareholders. The Fund reserves the right to refuse any purchase or exchange request that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund’s view, is likely to engage in excessive trading. If a purchase or exchange order with respect to the Fund is rejected, the potential investor will not benefit from any subsequent increase in the net asset value of the Fund.

Future purchases into the Fund may be barred if a shareholder effects a round trip in shares of that Fund (meaning exchanges or redemptions following a purchase) in excess of certain de minimis limits within a 30-day period.

Exceptions to these trading limits may be made only upon approval of the Corporation’s Chief Compliance Officer or Fund Operations Officer, and such exceptions are reported to the Board of Directors on a quarterly basis.

This policy may be revised from time to time by the officers of the Corporation in consultation with the Board of Directors without prior notice.

These restrictions do not apply to the Fidelity Prime Money Market Portfolio, to certain asset allocation programs (including mutual funds that invest in other mutual funds for asset allocation purposes, and not for short-term trading), to omnibus accounts (except to the extent noted in the next paragraph) maintained by brokers and other financial intermediaries (including 401(k) or other group retirement accounts, although restrictions on Fund share transactions comparable to those set forth in the previous paragraphs have been applied to the Advisor’s retirement savings program), and to involuntary transactions and automatic investment programs, such as dividend reinvestment or transactions pursuant to the Fund’s systematic investment or withdrawal program.

In an attempt to detect and deter excessive trading in omnibus accounts, the Corporation or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. The Fund’s ability to impose restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries. The Corporation, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or that may be made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity.

In addition, the Corporation reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions, to the extent permitted under applicable SEC rules; and

•	delay sending out redemption proceeds for up to seven days (generally only applies in cases of large redemptions, excessive trading or during unusual market conditions).

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT
In Writing

Complete the New Account Form. Mail your New Account Form and a check made payable to (Name of Fund) to:

Via Regular Mail

TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	(Same, except that you should include the stub that is attached to your account statement that you receive after each transaction or a note specifying the Fund name, your account number, and the name(s) your account is registered in.)

12

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT

Via Express, Registered or Certified Mail

TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202

By Telephone

Please contact the Investor Relations Department at (800) FUND TCW (386-3829) for a New Account Form. The Fund’s transfer agent will not establish a new account funded by fed wire unless a completed application is received prior to its receipt of the fed wire.

Wire: Have your bank send your investment to:	Before sending your fed wire, please call the Fund’s transfer agent at (800) 248-4486 to advise them of the wire. This will ensure prompt and accurate credit to your account upon receipt of the fed wire. Wired funds must be received prior to 4:00 p.m. Eastern time to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

U.S. Bank, N.A.

777 E. Wisconsin Avenue

Milwaukee, WI 53202

ABA No. 075000022

Credit: U.S. Bancorp Fund Services LLC

Account No. 182380074993

Further Credit: (Name of Fund)

(Name on the Fund Account)

(Fund Account Number)

Via Exchange

Call the Fund’s transfer agent at (800) 248-4486. The new account will have the same registration as the account from which you are exchanging.

If you need help completing the New Account Form, please call the Fund’s transfer agent at (800) 248-4486.

13

TO SELL OR EXCHANGE SHARES

By Mail

Write a letter of instruction that includes:

•	your name(s) and signature(s) as they appear on the account form

•	your account number

•	the Fund name

•	the dollar amount you want to sell or exchange

•	how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see “Your Investment — Account Policies and Services — Selling Shares”).

Mail your letter of instruction to:

Via Regular Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Via Express, Registered or Certified Mail

TCW Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

615 E. Michigan Street, 3rd Floor

Milwaukee, WI 53202

By Telephone

Be sure the Fund has your bank account information on file. Call the Fund’s transfer agent at (800) 248-4486 to request your transaction. Proceeds will be sent electronically to your bank or a check will be sent to the address of record.

Telephone redemption requests must be for a minimum of $1,000.

Systematic Withdrawal Plan: As another convenience, you may redeem shares through the systematic withdrawal plan. Call the Fund’s transfer agent at (800) 248-4486 to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Under the plan, you may choose to receive a specified dollar amount generated from the redemption of shares in your account on a monthly, quarterly or annual basis. In order to participate in the plan, your account balance must be at least $2,000 and there must be a minimum annual withdrawal of $500. If you elect this redemption method, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (“ACH”) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be on file with the Fund. The plan may be terminated by the Fund at any time.

You may elect to terminate your participation in the plan at any time by contacting the Fund’s transfer agent 5 days prior to the effective date.

To reach the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, call:

Toll free in the U.S.

(800) 248-4486

Outside the U.S.

(414) 765-4124 (collect)

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Distributions and Taxes

The amount of dividends of net investment income and distributions of net realized long and short-term capital gains payable to shareholders will be determined separately for each Fund class. Dividends and distributions are paid separately for each class of shares. The dividends and distributions paid on Class I shares will generally be higher than those paid on Class N shares since Class N shares normally have higher expenses than Class I shares. Dividends from the net investment income of the Fund will be declared and paid annually. The Fund will distribute any net realized long or short-term capital gains at least annually. Your distributions from the Fund will be reinvested in the Fund unless you instruct the Fund otherwise in writing or by telephone. There are no fees or sales charges on reinvestments. You may request distributions be paid by check. Any undeliverable dividend checks or dividend checks that remain uncashed for six months will be cancelled and will be reinvested in the Fund at the per share net asset value determined at the date of cancellation.

Distributions of the Fund’s investment company taxable income (which include, but are not limited to, interest dividends and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income. To the extent that the Fund’s ordinary income distributions consist of “qualified dividend” income, such income may be subject to tax at the reduced rate of tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholders. Dividends received by the Fund from a REIT and from certain foreign corporations generally will not constitute qualified dividend income.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) are generally taxable as long-term capital gains regardless of the length of time a shareholder has owned shares of the Fund. Generally, the maximum individual rate applicable to “qualified dividend income” and long-term capital gains is 20%.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

An investor will be taxed in the same manner whether you receive your distributions (from investment company taxable income or net capital gains) in cash or reinvest them in additional shares of the Fund.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of gain or loss and the applicable rate of tax will depend generally on the amount paid for the shares, the amount received from the sale or redemption, and how long the shares were held by a shareholder.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder, which would (subject to applicable limitations) generally permit each shareholder (1) to credit this amount or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. This will be reported by the Fund on Form 1099-DIV annually, if applicable.

The Fund’s transactions in derivatives (such as futures contracts, swaps and covered call options) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.

The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 28%) on all distributions to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.

Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund (and, under certain circumstances, at the rate of 35% on certain capital gain dividends and other dividends), as discussed in more detail in the SAI.

Shareholders will be advised annually as to the federal tax status of distributions made by the Fund for the preceding calendar year. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI. This section is not intended to be a full discussion of tax laws and the effect of such laws on you. There may be other federal, state, or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

15

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI. Currently, disclosure of the Fund’s portfolio holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to shareholders and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR Database on the SEC’s website at www.sec.gov. The annual reports, semi-annual reports, Form N-Q and SAI for the Fund are also available by contacting the Fund at 1-800-FUND TCW (1-800-386-3829) and on the Corporation’s website at www.tcw.com.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights are not available.

16

Glossary

American Depository Receipts (ADRs) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.

Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.

Distribution and/or Service (12b-1) Fees — Fees assessed to shareholders for shareholder servicing, marketing and distribution expenses for a fund.

Dividends — A distribution of corporate earnings to shareholders.

Expense Ratio — Expressed as a percentage provides an investor the total cost for fund operating expenses and management fees.

Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.

Large-Capitalization Companies — Large-capitalization companies are established companies that are considered “known quantities.” Large-capitalization companies often have the resources to weather economic shifts, although they can be slower to innovate than small companies.

Money Market Instruments —High quality, short term debt instruments. A money market instrument typically matures in 397 days or less.

Small- and Mid-Capitalization Companies — Small- and Mid-capitalization companies are less well established companies but in many cases are faster-growing than large-capitalization companies. Because they are less established, small- and mid-capitalization companies’ stocks are usually more volatile than large-capitalization companies’ stocks.

Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.

17

TCWFunds
TCW Family of Funds
TCW Funds, Inc.
865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW
(800 386 3829) www.TCW.com
More information on each Fund is available free upon request by calling 800 FUND TCW (386 3829), or on the Internet at www.TCW.com, including the following:
Annual/Semi-Annual Report
Additional information about each Fund’s investments is in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
Statement of Additional Information (SAI)
Provides more details about each Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference and is legally considered part of this prospectus. The SAI can be reviewed and photocopied at the SEC’s Public Reference Room in Washington, D.C.
Shareholder Account Information
For additional information, such as transaction and account inquiries:
Call 800 248 4486, or send your request to:
TCW Funds, Inc. c/o U.S. Bancorp Fund Services, LLC
P.O Box 701
Milwaukee, WI 53201-0701
You can obtain copies of reports and other information about the Funds on the EDGAR Database on the SEC’s website at www.sec.gov, by visiting the SEC’s Public Reference Room in Washington, D.C., by sending your written request to the SEC’s Public Reference Section, or by electronic request to publicinfo@sec.gov. A fee will be charged for making copies. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202 551 8090.
SEC File Number 811-7170
FUNDpPEF_1115

The information in this Statement of Additional Information, with respect to TCW New America Premier Equities Fund, is not complete and may be changed. We may not sell the Fund’s shares until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Addition Information is not an offer to sell the Fund’s shares and is not soliciting an offer to buy the Fund’s shares in any state where the offer or sale is not permitted.

TCW FUNDS, INC.

865 South Figueroa Street, Suite 1800

Los Angeles, California 90017

(800) FUND TCW

STATEMENT OF ADDITIONAL INFORMATION

Subject to Completion

February 27, 2015, as amended January [                    ], 2016

U.S. Equity Funds	U.S. Fixed Income Funds	International Funds

TCW Concentrated Value Fund Class I Ticker TGFFX Class N Ticker TGFVX	TCW Core Fixed Income Fund Class I Ticker TGCFX Class N Ticker TGFNX	TCW Developing Markets Equity Fund Class I Ticker TGDMX Class N Ticker TGDPX

TCW Global Real Estate Fund Class I Ticker TGREX Class N Ticker TGRYX	TCW Enhanced Commodity Strategy Fund* Class I Ticker TGGWX Class N Ticker TGABX	TCW Emerging Markets Income Fund Class I Ticker TGEIX Class N Ticker TGINX

TCW Growth Equities Fund Class I Ticker TGGEX Class N Ticker TGDNX	TCW Global Bond Fund Class I Ticker TGGBX Class N Ticker TGGFX	TCW Emerging Markets Local Currency Income Fund Class I Ticker TGWIX Class N Ticker TGWNX

TCW High Dividend Equities Fund Class I Ticker TGHDX Class N Ticker TGDEX	TCW High Yield Bond Fund Class I Ticker TGHYX Class N Ticker TGHNX	TCW Emerging Markets Multi-Asset Opportunities Fund Class I Ticker TGMAX Class N Ticker TGMEX

TCW New America Premier Equities Fund Class I Ticker [ ] Class N Ticker [ ]	TCW Short Term Bond Fund Class I Ticker TGSMX	TCW International Growth Fund Class I Ticker TGIBX Class N Ticker TGIDX

TCW Relative Value Dividend Appreciation Fund Class I Ticker TGDFX Class N Ticker TGIGX	TCW Total Return Bond Fund Class I Ticker TGLMX Class N Ticker TGMNX	TCW International Small Cap Fund Class I Ticker TGICX Class N Ticker TGNIX

TCW Relative Value Large Cap Fund

Class I Ticker TGDIX

Class N Ticker TGDVX

TCW Relative Value Mid Cap Fund

Class I Ticker TGVOX

Class N Ticker TGVNX

TCW Select Equities Fund

Class I Ticker TGCEX

Class N Ticker TGCNX

Asset Allocation Fund TCW Conservative Allocation Fund Class I Ticker TGPCX Class N Ticker TGPNX

TCW Small Cap Growth Fund Class I Ticker TGSCX Class N Ticker TGSNX

TCW SMID Cap Growth Fund Class I Ticker TGSDX Class N Ticker TGMDX

This Statement of Additional Information is not a prospectus but contains information in addition to, and more detailed than, that set forth in the Prospectus dated the same date, which describes each of the separate investment series of TCW Funds, Inc. This Statement of Additional Information should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained without charge by writing to TCW Funds, Inc., Attention: Investor Relations Department, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 or by calling the Investor Relations Department at (800) FUND TCW (800 386 3829). This Statement of Additional Information, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. Each Fund’s audited financial statements in the Annual Report to Shareholders and the report of the Funds’ independent registered public accounting firm are incorporated by reference herein with the exception of the TCW Global Real Estate Fund,TCW High Dividend Equities Fund, and TCW Developing Markets Equity Fund, which are newly organized, and the TCW New America Premier Equities Fund, which has not commenced operations as of the date of this Statement of Additional Information.

*	TCW Enhanced Commodity Strategy Fund is not currently available to the public.

GENERAL INFORMATION

TCW Funds, Inc. (the “Corporation”) was incorporated as a Maryland corporation on September 15, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end, management investment company. The Corporation has acknowledged that the name “TCW” is owned by The TCW Group, Inc. (“TCW”), the parent of TCW Investment Management Company (the “Advisor”). The Corporation has agreed to change its name and the name of its series at the request of TCW if any advisory agreement into which TCW or any of its affiliates and the Corporation may enter is terminated.

The Corporation currently consists of 24 series (each, a “Fund,” and collectively, the “Funds”), each of which has separate assets and liabilities. Each Fund offers two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares. The TCW Conservative Allocation Fund is a lifestyle allocation fund of funds, which seeks to achieve its investment objective by investing primarily in the Class I shares of the other Funds, certain of the Metropolitan West Funds, a mutual fund complex managed by an affiliate of the Advisor (the “Metropolitan West Funds,” and such Metropolitan West Funds collectively with the other Funds in which the TCW Conservative Allocation Fund invests, the “Underlying Funds”).

Each Fund is classified as a diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), except for the TCW Enhanced Commodity Strategy Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Bond Fund, and TCW International Growth Fund, which are classified as non-diversified funds under the 1940 Act. A Fund is “diversified” under the 1940 Act if, with respect to 75% of the Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

Shares of any Fund may be exchanged for shares of the Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed money market mutual fund, and shares of the Fidelity Prime Money Market Portfolio may be exchanged for shares of any Fund. For information concerning the Fidelity Prime Money Market Portfolio, please refer to the prospectus for the Fidelity Prime Money Market Portfolio, a copy of which may be obtained by calling (800) 386-3829.

INVESTMENT PRACTICES

The Funds may, but are not required to, utilize, among others, one or more of the strategies or securities set forth below, which supplement the principal investment strategies of the Funds described in the Prospectus. The Funds may also invest in other instruments (including derivative investments) or use other investment strategies that are developed or become available in the future and that are consistent with their objectives and restrictions. The investment strategies described below may be pursued directly by the Underlying Funds. As a general matter, the TCW Conservative Allocation Fund normally does not invest directly in securities. However, the TCW Conservative Allocation Fund is subject to the strategies and risks described below indirectly through its investments in the Underlying Funds.

In addition, the TCW Enhanced Commodity Strategy Fund may pursue its investment objective by investing in the TCW Cayman Enhanced Commodity Fund, Ltd., a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Advisor, has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments to an extent greater than permitted for the Fund. The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Strategies and Investments Available to All Funds

Money Market Instruments. The Funds may invest in money market instruments and will generally do so for temporary and defensive purposes only. These instruments include, but are not limited to:

U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

Bank Obligations. Obligations including certificates of deposit, bankers’ acceptances, commercial paper (see below) and other debt obligations of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below.

Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad).

Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $250,000 in principal amount are not protected by federal deposit insurance).

Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $250,000 principal amount per certificate and to 15% or less of a Fund’s net assets in all such obligations and in all illiquid assets, in the aggregate.

Commercial Paper. Commercial paper rated within the two highest ratings categories by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if not rated, that is determined by the Advisor to be of comparable quality.

Money Market Mutual Funds. Shares of United States money market investment companies.

Repurchase Agreements. Repurchase agreements, which may be viewed as a type of secured lending by a Fund, typically involve the acquisition by a Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The repurchase agreements will provide that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security (“collateral”) at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. A Fund will accrue interest from the institution until the date the repurchase occurs. Although this date is deemed by each Fund to be the maturity date of a repurchase agreement, the maturities of the collateral securities are not subject to any limits and may exceed one year. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund’s investment in illiquid and restricted securities.

Investments in Other Investment Company Securities. Under the 1940 Act, a Fund (other than the TCW Conservative Allocation Fund) may not (i) own more than 3% of the outstanding voting stock of an investment company, (ii) invest more than 5% of its total assets in any one investment company, or (iii) invest more than 10% of its total assets in the securities of investment companies. Such investments may include open-end investment companies, closed-end investment companies, exchange-traded funds (“ETFs”), business development companies (“BDCs”), real estate investment trusts (“REITs”) and unit investment trusts (“UITs”). In some instances, a Fund may invest in an investment company in excess of these limits. This may occur, for instance, in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund. As the shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Any expenses incurred by investing in other investment companies, including advisory fees and operating costs charged by those vehicles, are in addition to the expenses a Fund pays in connection with its own operations. In addition, a Fund would pay brokerage costs associated with its purchases of shares of these vehicles. These limitations do not apply to investments in investment companies that are not registered with the SEC, such as private funds and offshore funds.

The 1940 Act permits the TCW Conservative Allocation Fund to invest beyond the limitations discussed above so long as the investments are in funds that are part of the “same group of investment companies” as the TCW Conservative Allocation Fund (the other Funds and certain Metropolitan West Funds). The TCW Conservative Allocation Fund may, generally, also purchase shares of funds that are not part of the same group of investment companies as the TCW Conservative Allocation Fund (subject to the limits discussed above for unaffiliated funds) as well as stocks, bonds and other securities not issued by a Fund or other investment company. The TCW Conservative Allocation Fund may also invest in money market funds. Alternatively, the TCW Conservative Allocation Fund may limit its investments to not more than 3% of any unaffiliated fund, in which case it will not be subject to the 5% and 10% limits if it and all of its affiliated persons choose to adhere to such 3% limit.

In addition, certain ETFs have obtained exemptive orders from the SEC that allows the Funds to invest in those ETFs beyond the limits described above.

Despite the possibility of greater fees and expenses, investments in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a portfolio manager desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

Among the types of investment companies in which a Fund may invest are ETFs, which consists of Portfolio Depository Receipts (“PDRs”) and Index Fund Shares. ETFs are investment companies that invest in a portfolio of securities designed to track a particular market segment or index and whose shares are bought and sold on a securities exchange. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As with any exchange listed security, ETF shares purchased in the secondary market are subject to customary brokerage charges.

PDRs represent interests in a UIT holding a fund of securities that may be obtained from the UIT or purchased in the secondary market. Each PDR is intended to track the underlying securities, trade like a share of common stock, and pay to PDR holders periodic dividends proportionate to those paid with respect to the underlying securities, less certain expenses. Index Fund Shares are shares issued by an open-end management investment company that seeks to provide investment results that correspond generally to the price and yield performance of a specified foreign or domestic index (an “Index Fund”). Individual investments in PDRs generally are not redeemable, except upon termination of the UIT. Similarly, individual investments in Index Fund Shares generally are not redeemable. However, large quantities of PDRs known as “Creation Units” are redeemable from the sponsor of the UIT.

Similarly, block sizes of Index Fund Shares, also known as “Creation Units,” are redeemable from the issuing Index Fund. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market.

The price of ETFs is derived from and based upon the securities held by the UIT or Index Fund, and a Fund investing in ETFs will indirectly bear the risk of those investments.

Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for an ETF is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on investments in ETFs. ETFs represent an unsecured obligation and therefore carry with them the risk that the counterparty will default and the Fund may not be able to recover the current value of its investment.

Strategies and Investments Available to all Funds (except the TCW Conservative Allocation Fund)

Lending of Portfolio Securities. Each of the Funds may, consistent with applicable regulatory requirements, lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans (i) are callable at any time by the Funds (subject to the notice provisions described below), and (ii) are at all times secured by cash, bank letters of credit, other money market instruments rated A-1, P-1 or the equivalent, or securities of the United States government (or its agencies or instrumentalities) maintained in a segregated account and equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Funds continue to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend more than 25% of the value of its total assets, including collateral received for securities lent. A loan may be terminated by the borrower on one business day’s notice, or by a Fund on two business days’ notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, a Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower fail financially. However, loans of portfolio securities will only be made to firms deemed by the Advisor to be creditworthy. Upon termination of a loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the marketplace during the loan period would inure to the lending Fund. A Fund will pay reasonable finder’s, administrative and custodian fees in connection with a loan of securities. Also voting rights with respect to the loaned securities may pass with the lending of the securities.

Borrowing. Except as described below, a Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s net assets. A Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowing not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. (These types of transactions are negotiated directly with a counterparty, rather than through an exchange.) When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. While a Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time a Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At such time, the Fund will also establish a segregated account in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

When, As and If Issued Securities. A Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Advisor determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. government securities or other liquid securities equal in value to recognized commitments for such securities. Settlement of the trade will ordinarily occur within three business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. Each Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when, as and if issued” basis may increase the volatility of its net asset value. Each Fund may also sell securities on a “when, as and if issued” basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

Options. Each of the Funds may purchase and write (sell) call and put options, including options listed on U.S. or foreign securities exchanges or written in over-the-counter transactions (“OTC Options”). A Fund may purchase and sell American or European style options. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

Exchange-listed options are issued by the Options Clearing Corporation (“OCC”) (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC Options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, a Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. Each Fund will engage in OTC Option transactions only with brokers or financial institutions deemed creditworthy by the Advisor.

As investment companies registered with the SEC, the Funds must “set aside” (often referred to as “asset segregation”) liquid assets equal in value to market value of the underlying securities (less margin on deposit) or strike price to “cover” any written call or put options it enters into. Alternatively, a Fund may cover a written call option by holding the underlying security or purchasing an offsetting call option (see “Covered Call Writing” below). Similarly, a Fund may cover a written put option by selling the underlying security short at the strike price or purchasing an offsetting put option (see “Covered Put Writing” below).

Covered Call Writing. Each of the Funds is permitted to write covered call options on securities, the U.S. dollar and foreign currencies. Generally, a call option is “covered” if a Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its custodian in a segregated account) the underlying security (currency) subject to the option, or otherwise segregates sufficient cash or other liquid assets to cover the outstanding position. A call option is also covered if a Fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund has segregated for this purpose.

The writer of an option receives from the purchaser, in return for a call it has written, a “premium” (i.e., the price of the option). Receipt of these premiums may better enable a Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency.

However, during the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

With respect to listed options and certain OTC Options, during the option period, a Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC Options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable a Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

If a call option expires unexercised, a Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

Covered Put Writing. Each of the Funds is permitted to write covered put options. As a writer of a covered put option, a Fund incurs an obligation to buy the security underlying the option from the purchaser of the put option, at the option’s exercise price at any time during the option period, at the purchaser’s election (certain listed and OTC put options written by a Fund will be exercisable by the purchaser only on a specific date). A put option is “covered” if, at all times during the option period, a Fund maintains, in a segregated account, cash or other liquid assets in an amount equal to at least the exercise price of the option. Similarly, a short put position could be covered by a Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash or other liquid assets which the Fund holds in a segregated account. In writing a put option, a Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the put option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options. Each of the Funds may purchase a call option in order to close out a covered call position (see “Covered Call Writing” above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. A call option purchased to effect a closing transaction on a call written over-the-counter may be a listed or an OTC Option. In either case, the call option purchased is likely to be on the same securities (currencies) and have the same terms as the written call option. If purchased over-the-counter, the call option would generally be acquired from the dealer or financial institution which purchased the call option written by a Fund.

The Funds may purchase put options on securities or currencies which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security or currency were to fall below the exercise price of the put option purchased in an amount greater than the premium paid for the put option, the Fund would incur no additional loss. In addition, a Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option being sold. Such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Fund expired without being sold or exercised, the premium would be lost.

Limitations on the Use of Futures, Options and Swaps. The Advisor currently claims an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act of 1936, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a CPO under the CEA in respect of the TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Bond Fund, TCW Global Real Estate Fund, TCW High Dividend Equities Fund, TCW High Yield Bond Fund, TCW International Growth Fund, TCW International Small Cap Fund, TCW Short Term Bond Fund and TCW Total Return Bond Fund. As of the date of this Statement of Additional Information (this “SAI”), the Advisor does not expect to register as a CPO of the Funds listed above. However, there is no certainty that these Funds or the Advisor will be able to rely on the exclusion in the future as the Funds’ investments change over time. In order to be eligible to rely on the exclusion, any of these Funds may enter into futures, options, forwards, and swaps that do not constitute bona fide hedging only if, immediately thereafter, (i) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into, and provided that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in computing such 5%; or (ii) the aggregate net notional value of such positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s liquidation value, after taking into account unrealized profits and unrealized losses on any such positions it has entered into.

The Advisor is registered with the Commodity Futures Trading Commission (the “CFTC”) as a CPO with respect to the TCW Enhanced Commodity Strategy Fund and the Subsidiary and is a member of the National Futures Association (“NFA”) in such capacity. However, the Advisor currently operates pursuant to regulations under the CEA that exempt the Advisor from many of the requirements otherwise applicable to CPOs.

Futures Contracts. Each of the Funds may purchase and sell interest rate, currency, and index futures contracts (“futures contracts”), on securities eligible for purchase by the Fund. Subject to certain limitations, a Fund may enter into futures contracts or options on such contracts to attempt to protect against possible changes in the market value of securities held in or to be purchased by the Fund resulting from interest rate or market fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage its effective maturity or duration, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

In connection with the purchase or sale of futures contracts, a Fund will be required to either (i) segregate sufficient cash or other liquid assets to cover the outstanding position or (ii) cover the futures contract by owning the instruments underlying the futures contracts, by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contracts, or by holding a separate offsetting option permitting it to purchase or sell the same futures contract. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a Fund must cover its open positions by segregating or “earmarking” liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” a Fund is permitted to segregate or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forwards or futures, a Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of such contracts.

A Fund may purchase or sell interest rate futures for the purpose of hedging some or all of the value of its portfolio securities against changes in prevailing interest rates or to manage its duration or effective maturity. If the Advisor anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities may fall, the Fund may sell futures contracts. If declining interest rates are anticipated, the Fund may purchase futures contracts to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. A Fund may purchase or sell futures on various currencies in which its portfolio securities are denominated for the purpose of hedging against anticipated changes in currency exchange rates. A Fund will enter into currency futures contracts to “lock in” the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security’s denominated currency vis-a-vis a different currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as foreign currency forward contracts. The Advisor will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the futures contract which will be returned to a Fund upon the proper termination of the futures contract. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

All futures contracts are marked to market and settled daily. A Fund may be required to deposit cash or U.S. government securities, called “variation margin,” with the Fund’s futures commission merchant (“FCM”) to satisfy its losses due to price fluctuations in the futures contract. Conversely, a Fund may request that its FCM deliver any gains due to price fluctuations in the futures account to the Fund’s custodian.

At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund’s position in the futures contract. A final determination of any variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

Although many futures contracts call for actual commitment or acceptance of securities, the contracts usually are closed out before the settlement date without making or taking delivery. A short futures position is usually closed out by purchasing futures contracts for the same aggregate amount of the underlying instruments and with the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and realize a gain. If the offsetting purchase price exceeds the sales price, the seller would pay the difference and would realize a loss. Similarly, a long futures position is usually closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sales price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Fund will be able to enter into a closing transaction.

A Fund’s investments in foreign futures will depend on the laws and regulations of the appropriate foreign jurisdiction. None of the CFTC, NFA, SEC, or any domestic exchange regulates the trading activities in any foreign exchange or boards of trade or has the power to compel enforcement of the rules of those organizations or any applicable foreign law. As such, foreign futures transactions may not provide a Fund with the same amount of protection as available under U.S. securities and commodities laws.

Options on Futures Contracts. Each of the Funds may also purchase and write call and put options on futures contracts which are traded on an exchange and may enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

The Funds will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of a Fund’s portfolio.

Options on Foreign Currencies. Each of the Funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in foreign currency forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, a Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be able to sell the foreign currency for a fixed amount of U.S. dollars, thereby “locking in” the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, a Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. Each of the Funds may also purchase call and put options to close out written option positions.

Each of the Funds may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to a Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. A Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by a Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to a Fund resulting from an increase in the U.S. dollar value of the foreign security. However, a Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. A Fund may also write options to close out long put and call option positions.

The markets for certain foreign currency options are relatively new and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Advisor, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Forward Currency Transactions. Each of the Funds may enter into forward currency transactions. A foreign currency forward contract involves an obligation to purchase or sell a specific currency at an agreed future date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders. A Fund may enter into foreign currency forward contracts in order to protect against the risk that the U.S. dollar value of the Fund’s dividends, interest and net realized capital gains in local currency will decline to the extent of any devaluation of the currency during the intervals between (a) the time (i) the Fund becomes entitled to receive or receives dividends, interest and realized gains or (ii) an investor gives notice of a requested redemption of a certain amount and (b) the time such amount(s) are converted into U.S. dollars for remittance out of the particular country or countries.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The cost to a Fund of engaging in forward currency transactions may vary with factors such as the length of the contract period and the market conditions then prevailing. Because forward currency transactions are usually conducted on a principal basis, no fees or commissions are involved, although the price charged in the transaction includes a dealer’s markup. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a devaluation of the foreign currency in relation to the U.S. dollar, they also limit any potential gain if that foreign currency appreciates with respect to the U.S. dollar.

A Fund will “cover” its forward positions in a manner substantially similar to that described above with respect to asset coverage for futures contracts.

Convertible Securities. Each of the Funds may acquire convertible securities. Convertible securities include bonds, debentures, notes, preferred stock or other securities that may be converted into or exchanged for common stock or other equity securities of the same or a different issuer. Convertible securities provide a conversion right for a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Therefore, they generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the proximity of its price to its value as a nonconvertible fixed income security.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege), and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Restricted Securities. Each of the Funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or they are otherwise restricted as to sale. Restricted securities may include privately placed securities and securities offered pursuant to Rule 144A under the Securities Act.

Restricted securities are subject to legal and/or contractual restrictions on resale. In some cases, certain restricted securities can be sold without SEC registration to qualified institutional buyers and in accordance with the Funds’ procedures; such restricted securities could be treated as liquid. However, other restricted securities, such as those that are the subject of a private placement, may be illiquid for an extended period of time and will be reported as such.

Sovereign Debt Obligations and Emerging Market Countries. Each of the Funds may invest in sovereign debt and emerging market countries. Political conditions, in terms of a country or agency’s willingness to meet the terms of its debt obligations, are of considerable significance. Investors should be aware that the sovereign debt instruments in which the Funds may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody’s and S&P.

Sovereign debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. A foreign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor’s policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their sovereign debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their sovereign debt. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations, in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of sovereign debt may be requested to participate in similar rescheduling of such debt.

The ability or willingness of the governments of emerging market countries to make timely payments on their sovereign debt is likely to be influenced strongly by a country’s balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country’s trading partners could also adversely affect its exports. Such events could extinguish a country’s trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

The occurrence of political, social and diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Funds’ investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country’s domestic economy or balance of trade may affect the willingness of countries to services their sovereign debt. There can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

As a result of all of the foregoing, a government obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

Periods of economic uncertainty may result in the volatility of market prices of sovereign debt and in turn, the Funds’ net asset values, to a greater extent than the volatility inherent in domestic securities. The value of sovereign debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

Warrants. A warrant confers upon its holder the right to purchase an amount of securities at a particular time and price. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities which it entitles a holder to purchase, and because it does not represent any rights in the assets of the issuer, warrants may be considered more speculative than certain other types of investments. Also, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales. If a Fund anticipates that the price of a security will decline, it may sell the security “short” (i.e., without owing it) and borrow the same security from a broker or other institution to complete the sale. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. The Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. When a short sale transaction is closed out by delivery of the securities, any gain or loss on the transaction is generally taxable as a short term capital gain or loss.

A Fund may make a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. Until the security is replaced, the Fund generally is required to pay to the lender amounts equal to any interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would also increase the cost of the security sold. The proceeds of the short sale will be retained by the broker (or by a Fund’s custodian in a special custody account), to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will designate liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount designated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

Short Sales Against the Box. Each of the Funds may from time to time sell securities “short against the box.” A short sale is “against the box” if a Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. A short sale of an American Depository Receipt (“ADR”) is “against the box” if a Fund owns the underlying security represented by the ADR and reasonably believes it will be able to convert the security into the ADR prior to delivery.

To secure its obligation to deliver the securities sold short against the box, a Fund will deposit in a separate collateral account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund may close out a short sale against the box by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, if the Fund wants to, for example, continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short or defer recognition of gain or loss for federal income tax purposes. A Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. The Funds may invest in (i) securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, and (ii) securities that are sold in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act. Securities deemed liquid may be deemed illiquid for a time if private placement purchasers or qualified institutional buyers become uninterested or unwilling to purchase these securities.

While maintaining oversight, the Board of Directors of the Corporation (the “Board” or the “Board of Directors”) has delegated to the Advisor the day-to-day functions of determining whether or not individual securities are liquid for purposes of the limitations on investments in illiquid assets. Rule 144A securities and Section 4(a)(2) commercial paper will be considered illiquid and therefore subject to the Funds’ limit on the purchase of illiquid securities unless the Board of Directors or the Advisor determines that the Rule 144A securities or Section 4(a)(2) commercial paper are liquid. In determining the liquidity of a security, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, the mechanics of transfer and whether a security is listed on an electronic for trading the security).

Preferred Stock. The Funds may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Strategies and Investments Available to TCW High Dividend Equities Fund, TCW Global Real Estate Fund, the International Funds and U.S. Fixed Income Funds (as shown on the cover of this SAI)

Swap Agreements. The International Funds, the U.S. Fixed Income Funds and TCW High Dividend Equities Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (“swap options”).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are derivative instruments entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Consistent with the TCW Enhanced Commodity Strategy Fund’s investment objectives and general investment policies, that Fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund also may enter into swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most other types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of a Fund’s portfolio. However, with respect to swaps that are not required to cash settle, a Fund must segregate or “earmark” liquid assets equal to the full notional value of the swaps while the positions are open. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

A Fund also may enter into credit default swap agreements. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than had a Fund invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit a Fund’s exposure to loss.

Currently, certain standardized swap transactions are subject to mandatory exchange trading and/or central clearing. Although central clearing is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison. Regulators are in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps.

Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.

Strategies and Investments Available to the U.S. Fixed Income Funds (as shown on the cover of this SAI) and Emerging Markets Funds (i.e., TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund)

Distressed and Defaulted Securities. The U.S. Fixed Income Funds and Emerging Markets Funds may each invest in distressed and defaulted securities. Distressed and defaulted securities are debt securities on which the issuer is not currently making interest payments. In order to enforce its rights in distressed and defaulted securities, a Fund may be required to participate in legal proceedings or take possession and manage assets securing the issuer’s obligations on the securities. This could increase a Fund’s operating expenses and adversely affect its net asset value. Risks of distressed and defaulted securities may be considerably higher than risks of securities on which issuers are currently making interest payments as they are generally unsecured and subordinated to other creditors of the issuer. Investments by a Fund in distressed and defaulted securities may be considered illiquid subject to the 15% limitation on illiquid securities unless the Advisor determines such securities are liquid under guidelines adopted by the Board of Directors.

Structured Notes. The U.S. Fixed Income Funds and Emerging Markets Funds may invest in structured notes. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes, however, the Advisor analyzes these notes in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Loan Participation and Assignments. Investment in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participation”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in a Fund’s having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, a Fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Advisor determines that the selling Lender is creditworthy.

When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, a Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act, and thus may be subject to a Fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Government Mortgage Pass-Through Securities. The U.S. Fixed Income Funds may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans purchased from individual lenders by an agency, instrumentality or sponsored corporation of the United States government (“Federal Agency”) or originated by private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, and provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The government mortgage pass-through securities in which the Funds may invest include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA certificates are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the United States. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the United States. FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, “modified pass-through” instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on a Fund whether or not the CMOs in which the Fund invests are issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMIC.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities (as described below).

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile. The Funds will not invest in CMO and REMIC residuals.

Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by United States and foreign private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

Mortgage-Backed Securities. Mortgage-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in a security. The Funds will not pay any fees for credit support, although the existence of credit support may increase the price of a security.

Stripped Mortgage Securities. Stripped mortgage securities may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities not issued by Federal Agencies will be treated by the Funds as illiquid securities so long as the staff of the SEC maintains its position that such securities are illiquid.

Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest and principal distribution of a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the mortgage assets underlying the PO class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments or principal, a Fund may fail to fully recoup its initial investment in these securities.

A Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations. For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage Dollar Rolls. The U.S. Fixed Income Funds may enter into mortgage dollar rolls with a bank or a broker-dealer. A mortgage dollar roll is a transaction in which a Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. While a Fund begins accruing interest on the newly purchased securities from the purchase or trade date, it is able to invest the proceeds from the sale of its previously owned securities, which will be used to pay for the new securities, in money market investments until future settlement date. The use of mortgage dollar rolls is a speculative technique involving leverage, and is considered to be a form of borrowing by a Fund.

Asset-Backed Securities. The U.S. Fixed Income Funds may invest in securities issued by trusts and special purpose corporations with principal and interest payouts backed by, or supported by, any of various types of assets. These assets typically include receivables related to the purchase of automobiles, credit card loans, and home equity loans. These securities generally take the form of a structured type of security, including pass-through, pay-through, and stripped interest payout structures similar to the CMO structure. Investments in these and other types of asset-backed securities must be consistent with the investment objective and policies of a Fund.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Inverse Floaters. Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or 11th District Cost of Funds index (“COFI”). Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater while any drop in the index rate causes an increase in the coupon rate of an inverse floater. In some circumstances, the coupon on an inverse floater could decrease to zero. In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase and their average lives will extend. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities. In addition, some inverse floaters display extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. As described above, inverse floaters may be used alone or in tandem with interest-only stripped mortgage instruments.

The interest rate on an inverse floater resets in the opposite direction from the designated index to which the interest rate on the inverse floater is tied. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be considered to be illiquid securities for purposes of a Fund’s 15% limitation on investment in illiquid securities.

Reverse Repurchase Agreements. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Debt Securities. The U.S. Fixed Income Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) of domestic or foreign issuers. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached.

Credit Linked Notes (“CLNs”). The U.S. Fixed Income Funds may each invest in CLNs. A CLN is a security structured and issued by an issuer, which may be a bank, broker or special purpose vehicle. If a CLN is issued by a special purpose vehicle, the special purpose vehicle will typically be collateralized by AAA-rated securities. The performance and payment of principal and interest are tied to a reference obligation, which may be a particular security, basket of securities, a credit default swap, basket of credit default swaps or an index. The referenced obligation may be denominated in foreign currency. Risks of CLNs include those risks associated with the underlying reference obligation, including, but not limited to, market risk, interest rate risk, credit risk, default risk and foreign currency risk. In the case of a CLN created with credit default swaps, the structure will be “funded” such that the par amount of the security will represent the maximum loss that could be incurred on the investment and no leverage will be introduced. An investor of a CLN bears counterparty risk or the risk that the CLN issuer will default or become bankrupt and not make timely payment of principal and interest of the structured security.

Strategies and Investments Available to the TCW Enhanced Commodity Strategy Fund

Investments in the Subsidiary. The TCW Enhanced Commodity Strategy Fund will invest up to 25% of its total assets in the shares of the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and Internal Revenue Service (“IRS”) rulings. The Subsidiary is advised by the Advisor, and has the same investment objective as the Fund. The Subsidiary may invest in commodity-linked swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on them, to an extent greater than that permitted for the Fund. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary’s portfolio is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary invests primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Subsidiary will also invest in fixed income instruments, some of which are intended to serve as margin or collateral for the Subsidiary’s derivatives position.

The Subsidiary has an investment management agreement with the Advisor pursuant to which the Advisor manages the assets of the Subsidiary and the Subsidiary is obligated to pay the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, administration and transfer agency, and accounting agent services.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or this SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Advisor, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary and its role as the sole shareholder of the Subsidiary. As noted above, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

RISK CONSIDERATIONS

The following risk considerations relate to investment practices that may be undertaken by some or all of the Funds and supplement the principal risks described in the Prospectus. Generally, since shares of a Fund represent an investment in securities with fluctuating market prices, shareholders should understand that the value of their Fund shares will vary as the value of the Fund’s portfolio securities increases or decreases. Therefore, the value of an investment in a Fund could go down as well as up. You can lose money by investing in a Fund. There is no guarantee of successful performance, that a Fund’s objective can be achieved or that an investment in a Fund will achieve a positive return. Each Fund should be considered as a means of diversifying an investment portfolio and is not in itself a balanced investment program.

Prospective investors should consider the following risks.

General

Various market risks can affect the price or liquidity of an issuer’s securities. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about type of security, market reactions to political or economic events, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument). Market restrictions on trading volume can also affect price and liquidity.

Certain risks exist because of the composition and investment horizon of a particular portfolio of securities. Prices of many securities tend to be more volatile in the short-term and lack of diversification in a portfolio can also increase volatility.

Counterparty Credit Risk

Commodity- and financial-linked derivative instruments are subject to the risk that the counterparty to the instrument might not pay interest when due or repay principal at maturity of the obligation. If a counterparty defaults on its interest or principal payment obligations to a Fund, this default will cause the value of your investment in the Fund to decrease. In addition, certain Funds may invest in commodity- and financial-linked structured notes issued by a limited number of issuers, which will act as counterparties. To the extent a Fund focuses its investments in a limited number of issuers, it will be more susceptible to the risks associated with those issuers. Certain derivative transactions may or are required to centrally clear, which may reduce counterparty and liquidity risk but will not completely eliminate such risks.

Foreign Currency Risk

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets (as measured in United States dollars) of those Funds that invest in foreign securities will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Funds are authorized to enter into certain foreign currency future and forward contracts. However, it is not obligated to do so and, depending on the availability and cost of these devices, the Funds may be unable to use them to protect against currency risk. While foreign currency future and forward contracts may be available, the cost of these instruments may be prohibitively expensive so that the Funds may not to be able to effectively use them.

Foreign Securities Risk

Investment in foreign securities involves special risks in addition to the usual risks inherent in domestic investments. These include: political or economic instability; the unpredictability of international trade patterns; the possibility of foreign governmental actions such as expropriation, nationalization or confiscatory taxation; the imposition or modification of foreign currency or foreign investment controls; the imposition of withholding taxes on dividends, interest and gains; price volatility; and fluctuations in currency exchange rates. As compared to companies located in the United States, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than domestic markets. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of each Fund’s portfolio. Also, it may be more difficult to obtain and enforce legal judgments against foreign corporate issuers than against domestic issuers and it may be impossible to obtain and enforce judgments against foreign governmental issues. The recent global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. If a deep economic downturn in a particular country or throughout the Europe results, this could significantly affect a Fund’s investments tied economically to Europe or the euro.

Large Shareholder Redemption Risk

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage and tax costs.

Options Transaction Risk

The effective use of options depends on a Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC Option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised.

In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government securities or other high grade short-term obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

A Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that such a market will exist, particularly in the case of OTC Options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

Among the possible reasons for the absence of a liquid secondary market on an exchange are: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) interruption of the normal operations on an exchange; (e) inadequacy of the facilities of an exchange or the OCC or other relevant clearing corporation to handle current trading volume; or (f) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the relevant clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC Option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Fund’s management.

Each of the exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Ratings Categories Risk

A description of the rating categories as published by Moody’s and S&P is set forth in Appendix A to this SAI. Ratings assigned by Moody’s and/or S&P to securities acquired by a Fund reflect only the views of those agencies as to the quality of the securities they have undertaken to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. A Fund may retain a security whose rating has changed or has become unrated.

Repurchase Agreement Risk

In the event of a default or bankruptcy by a selling financial institution under a repurchase agreement, a Fund will seek to sell the underlying security serving as collateral. However, this could involve certain costs or delays, and, to the extent that proceeds from any sale were less than the repurchase price, the Fund could suffer a loss. Each Fund follows procedures designed to minimize the risks associated with repurchase agreements, including effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and specifying the required value of the collateral underlying the agreement.

Restricted Securities Risk

Certain Funds may acquire securities through private placements. These securities are typically sold directly to a small number of investors, usually institutions or mutual funds. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

In addition, certain Funds may also invest in securities sold pursuant to Rule 144A under the Securities Act. Rule 144A permits the Funds to sell restricted securities to qualified institutional buyers without limitation. However, investing in Rule 144A securities could have the effect of increasing the level of a Fund’s illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Restricted securities, including private placements, are subject to legal and contractual restrictions on resale. This may have an adverse effect on their marketability, and may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

The Advisor, pursuant to procedures adopted by the Board of Directors, will make a determination as to the liquidity of each private placement or restricted security purchased by a Fund. If such security is determined to be “liquid,” it will not be included within the category “illiquid securities,” which under each Fund’s current policies may not exceed 15% of the Fund’s net assets. To the extent a Fund owns private placements or restricted securities, these securities may involve liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value these securities because this valuation may require more research and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Securities that are not readily marketable will be valued by a Fund pursuant to procedures adopted by the Board of Directors.

Reverse Repurchase Agreement and Mortgage Dollar Roll Risk

Reverse repurchase agreements and mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and mortgage dollar rolls are speculative techniques involving leverage, and are considered borrowings by a Fund. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of a least 300% of all borrowings. None of the Funds authorized to utilize these instruments expects to engage in reverse repurchase agreements or mortgage dollar rolls (together with other borrowings of the Fund) with respect to greater than 30% of the Fund’s total assets.

Stock Market Risk

Funds that invest in equity securities are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, a Fund’s share price is likely to decline in value. A Fund’s focus on certain types of stocks (such as small or large cap) and style of investing (such as value or growth) subjects it to the risk that is performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

Structured Note Risk

Certain Funds may invest in structured notes, which are debt obligations that also contain an embedded derivative component with characteristics that adjust the obligation’s risk/return profile. Generally, the performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A Fund has the right to receive periodic interest payments from the issuer of the structured notes at an agreed-upon interest rate and a return of the principal at the maturity date.

Structured notes are typically privately negotiated transactions between two or more parties. A Fund bears the risk that the issuer of the structured note will default or become bankrupt. A Fund bears the risk of the loss of its principal investment and periodic interest payments expected to be received for the duration of its investment in the structured notes.

In the case of structured notes on credit default swaps, a Fund is also subject to the credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, a Fund may receive the security that has defaulted, or alternatively a cash settlement may occur, and the Fund’s principal investment in the structured note would be reduced by the corresponding face value of the defaulted security.

A Fund may invest in equity-linked structured notes (which would be linked to an equity index). A highly liquid secondary market may not exist for the structured notes a Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. The lack of a highly liquid secondary market may make it difficult for a Fund to sell the structured notes it holds at an acceptable price or accurately value such notes.

The market for structured notes may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for structured notes. In certain cases, a market price for a credit-linked security may not be available. The collateral for a structured note may be one or more credit default swaps, which are subject to additional risks.

Swap Agreement Risk

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Advisor to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because bilateral swaps are two-party contracts and because they may have terms of greater than seven days, these agreements may be considered to be illiquid investments. Illiquidity may make it more difficult for a Fund to enter or close swap transactions at opportune times, which could cause the Fund to lose value or forgo advantageous investment positions. Similarly, swap agreements can be complex and difficult to price objectively. Moreover, a Fund bears the risk of loss of the amount expected to be received under a bilateral swap agreement in the event of the default or bankruptcy of the swap agreement counterparty. As a result of new rules adopted in 2012, certain standardized swaps are currently subject to mandatory central clearing. Central clearing is designed to decrease counterparty risk and increase liquidity, as compared to bilateral swaps. However, central clearing does not eliminate such risks. Further, central clearing may require a Fund to post margin that may be greater than the collateral that would have be required under a bilateral agreement. A Fund will enter into uncleared swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit a Fund’s ability to use swap agreements. It is possible that future developments in the swap market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements, realize amounts to be received under such agreements, make full use of swaps transactions, or otherwise profit from such agreements. In addition, swaps may also subject a Fund to leveraging risk by exposing the Fund to potential profits and losses based on the full notional amount underlying the swap with through just a small initial investment. A Fund’s use of leverage may reduce the Fund’s returns and increase its volatility.

Risks Associated With Commodity-Linked Instruments

The TCW Enhanced Commodity Strategy Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative instruments, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in the Subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments held by the Fund and/or the Subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

The ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department as discussed under “Distributions and Taxes.”

Risks Associated With Derivatives

Certain Funds may, but are not required to, use various derivatives and related investment strategies as described in this SAI. Derivatives may be used for a variety of purposes, including hedging, risk management, portfolio management or income generation. Any or all of the investment techniques previously described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by a Fund is a function of numerous variables, including market conditions. Although the Advisor seeks to use derivatives to further a Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result.

Derivatives utilized by a Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument, the value of which depends upon (or derives from) the value of another asset, security, interest rate or index. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indexes, interest rates, currencies and other assets. Certain derivative instruments which a Fund may use and the risks of those instruments are described in further detail below. A Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by a Fund will be successful.

The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

•	Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to a Fund’s interests. A Fund bears the risk that the Advisor may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

•	Derivatives may be subject to pricing or “basis” risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

•	Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

•	Using derivatives as a hedge against a portfolio investment subjects a Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

•	While using derivatives for hedging purposes can reduce a Fund’s risk of loss, it may also limit the Fund’s opportunity for gains or result in losses by offsetting or limiting the Fund’s ability to participate in favorable price movements in portfolio investments.

•	Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that a Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly.

•	The use of certain derivatives transaction involves the risk of loss resulting from the insolvency or bankruptcy of the other party to the contract (i.e., the counterparty) or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, a Fund may have contractual remedies pursuant to the agreement related to the transaction.

•	Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, a Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

•	Certain derivatives transactions are not entered into or traded on exchanges or in markets regulated by the CFTC or the SEC. Instead, such over-the-counter (“OTC”) derivatives are entered into directly by the counterparties and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Advisor in accordance with guidelines established by the Board. Where no such counterparty is available, a Fund will be unable to enter into a desired transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case the liquidity that is afforded to exchange participants will not be available to the Fund as a participant in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and as a result a Fund would bear greater risk of default by the counterparties to such transactions.

•	A Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

•	As a result of the structure of certain derivatives, adverse changes in the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•	Certain derivatives may be considered illiquid and therefore subject to a Fund’s limitation on investments in illiquid securities.

•	Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on a Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

•	Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages, and manipulations. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is not systematic reporting of last sale information with respect to foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for a Fund to respond to such events in a timely manner.

Risks Associated With Developing or Emerging Market Countries

Investors should recognize that investing in securities of developing or emerging market countries through investment in the International Funds and U.S. Fixed Income Funds involves certain risks, and considerations, including those set forth below, which are not typically associated with investing in the United States or other developed countries.

Political and economic structures in many developing or emerging markets countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.

The securities markets of developing or emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many developing or emerging securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

In addition, developing or emerging market countries’ exchanges’ and broker-dealers are generally subject to less government and exchange regulation than their counterparts in developed countries. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in developing or emerging markets than in developed countries. As a result, Funds investing in developing or emerging market countries have operating expenses that are expected to be higher than other funds investing in more established market regions.

Many of the developing or emerging market countries may be subject to greater degree of economic, political and social instability than is the case in the United States, Canada, Australia, New Zealand, Japan and Western European and certain Asian countries. Such instability may result from, among other things, (i) popular unrest associated with demands for improved political, economic and social conditions, and (ii) internal insurgencies. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

In certain developing or emerging market countries governments participate to a significant degree, through ownership or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends. In addition, most developing or emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation. Inflation and rapid fluctuation in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing or emerging market countries.

Many of the currencies of developing or emerging market countries have experienced devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which portfolio securities are denominated will have a detrimental impact on those Funds investing in developing or emerging market countries. Many developing or emerging market countries are experiencing currency exchange problems. Countries have and may in the future impose foreign currency controls and repatriation control.

Risks Associated with Exchange-Traded Notes (“ETNs”)

The value of an ETN will change as the value of the market benchmark or strategy fluctuates. If, for example, a commodity-linked ETN is purchased, its value will fluctuate because the value of the underlying commodity to which it is linked fluctuates with market conditions. The prices of the market benchmark are determined based on a variety of market and economic factors and may change unpredictably, affecting the value of the underlying benchmark and, consequently, the value of the ETN.

ETNs are fully exposed to any decline in the level of the underlying market benchmark. If the value of the underlying market benchmark decreases, or does not increase by an amount greater than the aggregate investor fee applicable to the ETN, a Fund will receive less than its original investment in the ETN upon maturity or early redemption and could lose up to 100% of the original principal amount. Investors in ETNs do not receive any periodic interest payments.

ETNs are subject to illiquidity risk. The issuer of an ETN may restrict the ETN’s redemption amount or its redemption date. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

Because ETNs are unsecured debt securities, they are subject to risk of default by the issuing bank or other financial institution (i.e., counterparty risk). In addition, the value of an ETN may decline due to downgrade in the issuer’s credit rating despite that there is no change in the underlying market benchmark.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs’ for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

Risks Associated With Fund of Funds

The TCW Conservative Allocation Fund is a “fund of funds.” Achieving the TCW Conservative Allocation Fund’s investment objectives will depend entirely on the performance of the Underlying Funds to which the TCW Conservative Allocation Fund’s investments are allocated, which depends on the particular securities in which the Underlying Funds invest. Therefore, the TCW Conservative Allocation Fund is subject to all risks associated with the Underlying Funds. Because the TCW Conservative Allocation Fund’s performance depends on that of each Underlying Fund, performance may be subject to increased volatility. Additionally, operating expenses incurred annually by each Underlying Fund are borne indirectly by shareholders of the TCW Conservative Allocation Fund. The TCW Conservative Allocation Fund directly bears its annual operating expenses and, indirectly, bears the annual operating expenses of the Underlying Funds in proportion to their allocations.

The Advisor allocates the assets of the TCW Conservative Allocation Fund among the Underlying Funds based upon a number of factors, including the Advisor’s asset allocation strategies and the investment performance of each Underlying Fund. In making investment decisions for the TCW Conservative Allocation Fund, the Advisor will consider, among other factors, internally generated research. Because certain Underlying Funds are more profitable to the Advisor than others, the Advisor may have an incentive to allocate more of the TCW Conservative Allocation Fund’s assets to more profitable Underlying Funds. The Advisor does not, however, consider the profitability of the Underlying Funds in making investment decisions for the TCW Conservative Allocation Fund.

The TCW Conservative Allocation Fund may invest in the Underlying Funds as disclosed in the Prospectus. The Advisor may modify the asset allocation strategy for the TCW Conservative Allocation Fund and modify the selection of Underlying Funds for the TCW Conservative Allocation Fund from time to time without shareholder approval if it believes that doing so would better enable the TCW Conservative Allocation Fund to pursue its investment goals.

Risks Associated With Futures Contracts and Options on Futures

There are certain risks inherent in the use of futures contracts and options on futures contracts. Successful use of futures contracts by a Fund is subject to the ability of the Advisor to correctly predict movements in the direction of interest rates or changes in market conditions. In addition, there can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index and the price movements in the securities which are the subject of the hedge.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Fund has hedged against the possibility of an increase in interest rates or a decrease in the value of portfolio securities and interest rates fall or the value of portfolio securities increase instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates. While utilization of futures contracts and options on futures contracts may be advantageous to a Fund, if the Fund is not successful in employing such instruments in managing the Fund’s investments, the Fund’s performance will be worse than if the Fund did not make such investments.

Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Fund’s ability to effectively hedge its portfolio.

Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Fund’s ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Fund’s transactions effected on foreign exchanges.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause a Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

Risks Associated With Lower Rated Securities

All Funds (except the TCW Conservative Allocation Fund) may invest in convertible securities. A portion of the convertible securities acquired by the Funds may be rated below investment grade. The TCW Core Fixed Income Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Enhanced Commodity Strategy Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund and TCW Global Bond Fund will invest in below investment grade securities. Securities rated below investment grade are commonly known as “junk bonds” and have speculative characteristics.

High yield securities or “junk bonds” can be classified into two categories: (a) securities issued without an investment grade rating and (b) securities whose credit ratings have been downgraded below investment grade because of declining investment fundamentals. The first category includes securities issued by “emerging credit” companies and companies which have experienced a leveraged buyout or recapitalization. Although the small and medium size companies that constitute emerging credit issuers typically have significant operating histories, these companies generally do not have strong enough operating results to secure investment grade ratings from the rating agencies. In addition, in recent years there has been a substantial volume of high yield securities issued by companies that have converted from public to private ownership through leveraged buyout transactions and by companies that have restructured their balance sheets through leveraged recapitalizations. High yield securities issued in these situations are used primarily to pay existing stockholders for their shares or to finance special dividend distributions to shareholders. The indebtedness incurred in connection with these transactions is often substantial and, as a result, often produces highly leveraged capital structures which present special risks for the holders of such securities. Also, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The second category of high yield securities consists of securities of former investment grade companies that have experienced poor operating performance due to such factors as cyclical downtrends in their industry, poor management or increased foreign competition.

Generally, lower-rated debt securities provide a higher yield than higher-rated debt securities of similar maturity but are subject to greater risk of loss of principal and interest than higher-rated securities of similar maturity. They are generally considered to be subject to greater risk than securities with higher ratings particularly in the event of a deterioration of general economic conditions. The lower ratings of the high yield securities which the Funds will purchase reflect a greater possibility that the financial condition of the issuers, or adverse changes in general economic conditions, or both, may impair the ability of the issuers to make payments of principal and interest. The market value of a single lower-rated debt security may fluctuate more than the market value of higher-rated securities, since changes in the creditworthiness of lower-rated issuers and in market perceptions of the issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than in the case of higher-rated issuers. High yield debt securities also tend to reflect individual corporate developments to a greater extent than higher-rated securities. The securities in which the Funds invest are frequently subordinated to senior indebtedness.

The economy and interest rates affect high yield securities differently from other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund’s asset value. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

To the extent there is a limited retail secondary market for particular high yield bonds, these bonds may be thinly-traded and a Fund may lose value on its investments in high yield bonds or receive an inaccurate valuation because there is less reliable, objective data available. In addition, a Fund’s ability to acquire or dispose of the bonds may be negatively-impacted. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. To the extent a Fund owns or may acquire illiquid or restricted high yield bonds, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Special tax considerations are associated with investing in lower rated debt securities structured as zero coupon or pay-in-kind securities. The Funds accrue income on these securities prior to the receipt of cash payments. A Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Additionally, investments in debt obligations that are at risk of default or in default present tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues must be addressed by a Fund to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Underwriting and dealer spreads associated with the purchase of lower rated bonds are typically higher than those associated with the purchase of high grade bonds.

Risks Associated With Mortgage-Backed Securities

Credit and Market Risks of Mortgage-Backed Securities. Investments in fixed rate and floating rate mortgage-backed securities will entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline). Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages. This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change. Like other bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise. Floating rate mortgage-backed securities will generally tend to have minimal changes in price when interest rates rise or fall. The value of all mortgage-backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation. Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in each Fund’s net asset value. The liquidity of mortgage-backed securities varies by type of security; at certain times a Fund may encounter difficulty in disposing of investments. Other factors that could affect the value of a mortgage-backed security include, among other things, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

Prepayment and Redemption Risk of Mortgage-Backed Securities. Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, a portion of a Fund’s higher yielding securities are likely to be redeemed and the Fund will probably be unable to replace them with securities having as great a yield. Prepayments can result in lower yields to shareholders. The increased likelihood of prepayments when interest rates decline also limits market price appreciation of mortgage-backed securities. In addition, a mortgage-backed security may be subject to redemption at the option of the issuer. If a mortgage-backed security held by a Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, which could have an adverse effect on the Fund’s ability to achieve its investment objective.

Collateralized Mortgage Obligations (“CMOs”). There are certain risks associated specifically with CMOs. CMOs issued by private entities are not obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and are not guaranteed by any government agency, although the securities underlying a CMO may be subject to a guarantee. Therefore, if the collateral securing the CMO, as well as any third party credit support or guarantees, is insufficient to make payment, the holder could sustain a loss. In addition, the average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. Further, under certain market conditions, such as those that occurred in 1994 and 2008, the average weighted life of certain CMOs may not accurately reflect the price volatility of such securities. For example, in periods of supply and demands imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of CMOs may fluctuate to a greater extent than would be expected from interest rate movements alone.

Stripped Mortgage Securities. These investments are highly sensitive to changes in interest and prepayment rates and tend to be less liquid than other CMOs.

Inverse Floaters. Inverse floaters are a class of CMOs with a coupon rate that resets in the opposite direction from the market rate of interest to which it is indexed such as LIBOR or COFI. Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate of an inverse floater. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market prices.

Adjustable Rate Mortgages (“ARMs”). ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the minimum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

Temporary Defensive Positions

The Advisor may temporarily invest up to 100% of a Fund’s assets in high quality short-term money market instruments if it believes adverse market, economic, political or other conditions, such as excessive volatility or sharp market declines, justify taking a defensive investment posture. If a Fund attempts to limit investment risk by temporarily taking a defensive investment position, it may be unable to pursue its investment objective during that time, and it may miss out on some or all of an upswing in the securities markets.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of that Fund. The Advisor intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in a Fund’s current income available for distribution to its shareholders. While none of the Funds is managed with the intent of generating short-term capital gains, each of the Funds may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the Advisor, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in capital gains or losses and could result in a high portfolio turnover rate during a given period, resulting in increased transaction costs related to equity securities. Disposing of debt securities in these circumstances should not increase direct transaction costs since debt securities are normally traded on a principal basis without brokerage commissions. However, such transactions do involve a mark-up or markdown of the price.

The portfolio turnover rates of the Funds cannot be accurately predicted. Nevertheless, the annual portfolio turnover rates of certain of the Funds are generally not expected to exceed 100%. A 100% portfolio turnover rate would occur, for example, if all the securities in a Fund’s investment portfolio were replaced once in a period of one year. In addition, many of the Funds are Underlying Funds of the TCW Conservative Allocation Fund, and changes to the target allocations of the TCW Conservative Allocation Fund may result in the transfer of assets from one Underlying Fund to another. These changes, as well as changes in managers and investment personnel and reorganizations of the Underlying Funds, may result in the sale of portfolio securities, which may increase trading costs and the portfolio turnover and trigger negative tax consequences for the affected Underlying Funds. Each Fund’s portfolio turnover rates (rounded to a whole number) for the fiscal years ended October 31, 2014 and 2013 are shown in the table below. Variations in turnover rate may be due to market conditions, fluctuating volume of shareholder purchases and redemptions or changes in the Advisor’s investment outlook.

	Turnover Rate
	2014	2013
U.S. Equity Funds
TCW Concentrated Value Fund	40%	40%
TCW Global Real Estate Fund[2]	N/A	N/A
TCW Growth Equities Fund	49%	79%
TCW High Dividend Equities Fund[2]	N/A	NA
TCW New America Premier Equities Fund[3]	N/A	N/A
TCW Relative Value Dividend Appreciation Fund	17%	18%
TCW Relative Value Large Cap Fund	19%	37%
TCW Relative Value Mid Cap Fund	22%	25%
TCW Select Equities Fund	26%	84%
TCW Small Cap Growth Fund	76%	73%
TCW SMID Cap Growth Fund	67%	29%

U.S. Fixed Income Funds
TCW Core Fixed Income Fund	250%	197%
TCW Enhanced Commodity Strategy Fund	4%	54%
TCW Global Bond Fund	126%	136%
TCW High Yield Bond Fund	145%	115%
TCW Short Term Bond Fund	67%	71%
TCW Total Return Bond Fund	201%	191%

	Turnover Rate
	2014	2013
International Funds
TCW Developing Markets Equity Fund[3]	N/A	N/A
TCW Emerging Markets Income Fund	166%	150%
TCW Emerging Markets Local Currency Income Fund	224%	290%
TCW Emerging Markets Multi-Asset Opportunities Fund	152%	53%[1]
TCW International Growth Fund	318%	310%
TCW International Small Cap Fund	260%	302%

Asset Allocation Fund
TCW Conservative Allocation Fund	41%	58%

[1]	For the period July 1, 2013 (commencement of operations) through October 31, 2013 and is not indicative of a full year’s operating results.
[2]	The Fund commenced operations on December 1, 2014.
[3]	No information is presented for the TCW New America Premier Equities Fund and the TCW Developing Markets Equity Fund as they are newly organized.

The following Fund experienced significant variations in its portfolio turnover rate over the most recent two fiscal years.

For the fiscal year ended October 31, 2014, the portfolio turnover rate for TCW Emerging Markets Multi-Asset Opportunities Fund increased to 152%. This was due principally to the Fund’s portfolio experiencing a full year of operations.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Advisor is responsible for the placement of the Funds’ portfolio transactions and the negotiation of prices and commissions, if any, with respect to such transactions. Debt, convertible and unlisted equity securities are generally purchased from a primary market maker acting as principal on a net basis without a stated commission but at prices generally reflecting a dealer spread. Listed equity securities are normally purchased through brokers in transactions executed on securities exchanges involving negotiated commissions. Debt, convertible and equity securities are also purchased in underwritten offerings at fixed prices which include discounts to underwriters and/or concessions to dealers. In placing a portfolio transaction, the Advisor seeks to obtain the best execution for the Funds, taking into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Consistent with its policy of securing best execution, in selecting broker-dealers and negotiating any commissions or prices involved in Fund transactions, the Advisor considers the range and quality of the professional services provided by such firms. Brokerage services include the ability to most effectively execute large orders without adversely impacting markets and positioning securities in order to enable the Advisor to effect orderly purchases or sales for a Fund. Accordingly, transactions will not always be executed at the lowest available commission. In addition, the Advisor may effect transactions which cause a Fund to pay a commission in excess of a commission which another broker-dealer would have charged if the Advisor first determines that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer. In some cases, research is provided directly by an executing broker-dealer and in other cases, research may be provided by third party research providers such as a non-executing third party broker-dealer or other third party research service. Research services furnished by an executing broker-dealer or third party research provider may be used in providing services for any or all of the clients of the Advisor, as well as clients of affiliated companies, and may be used in connection with accounts other than those which pay commissions to the broker-dealers providing the research services.

The Advisor maintains internal allocation procedures to identify those direct research providers who provide it with research services and endeavors to place sufficient transactions with them to ensure the continued receipt of research services the Advisor believes are useful. The Advisor’s procedures also seek to compensate third party research providers that provide it with research by directing executing broker-dealers to cause payments to be made to third party research providers, either through cash payments from the executing broker or through the use of step out transactions. A “step out transaction” is a securities trade executed by the executing broker-dealer, but settled by the non-executing research broker-dealer permitting the non-executing research broker-dealer to share in the commission. The determination of the broker-dealers to whom commissions are directed generally is made using a system involving the Advisor’s Director of U.S. Equity Research, the Funds’ portfolio managers, and the Advisor’s analysts and is periodically reviewed by the Advisor’s trading committee. The Advisor’s Director of U.S. Equity Research coordinates the evaluation of broker-dealer research services in most instances, taking into account the views of the Advisor’s portfolio managers and analysts.

Research services include such items as reports on industries and companies, economic analyses, review of business conditions and portfolio strategy, analytic computer software, account performance services and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities and availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of transactions. Sometimes the Advisor receives products or services from broker-dealers that are used for both research services and other purposes, such as corporate administration or marketing (“mixed-use products or services”). The Advisor makes a good faith effort to determine the relative proportions of mixed-use products or services that may be attributable to research services. The portion attributable to research services may be paid through the allocation of brokerage commissions, and the Advisor pays the non-research services in cash.

Debt and convertible securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

In an effort to achieve efficiencies in execution and reduce trading costs, the Advisor and its affiliates frequently (though not always) execute securities transactions on behalf of a number of accounts, which may include one or more of the Funds, at the same time, generally referred to as “block trades.” When executing block trades, securities are allocated using procedures that the Advisor considers fair and equitable. Allocation guidelines have been established for the Advisor’s Trading Department to follow in making allocation determinations. In some cases, various forms of pro-rata allocation are used and, in other cases, random allocation processes are used. Participation of an account in the allocation is based on considerations such as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, the amount of existing holdings (or substitutes) of the security in the account, and, when relevant, directed brokerage. In connection with certain purchase or sale programs, and in other circumstances if practicable, if multiple trades for a specific security are made with the same broker in a single day, those securities are allocated to accounts based on a weighted average purchase or sale price.

In determining whether accounts are eligible to participate in any type of initial public offering, the Advisor considers such factors as lot size, account size, diversification requirements and investment objectives, restrictions, time horizon, availability of cash, existing or targeted account weightings in particular securities, and the amount of existing holdings (or substitutes) of the security in the account. For initial public offerings of equities, the Advisor generally shares allocations in a pro rata fashion based upon assets under management for those accounts eligible to participate in the initial public offering. For equity offerings, an exception may be made when the allocation is so small that it may create transaction costs that diminish the benefit of the trade or it would be unreasonably minimal relative to the size of the account. The Advisor will use its best judgment to make a fair and equitable allocation, which may include, among other things, consideration of allocating to underperforming accounts or accounts where smaller lot sizes would be reasonable.

To the extent permitted by law and in accordance with procedures established by the Board of Directors, the Funds may engage in brokerage transactions with brokers that are affiliates of the Advisor. The Funds have adopted procedures which are reasonably designed to provide that commissions or other remuneration paid to affiliated brokers of the Advisor do not exceed the usual and customary broker’s commission. The TCW Conservative Allocation Fund will not incur any commissions or sales charges when it invests in the Underlying Funds.

The following table sets forth the aggregate brokerage commissions paid on transactions in the Funds’ securities and the amounts of brokerage commission paid to broker-dealers for research services by each Fund for the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012.

	2014
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Concentrated Value Fund	$5,440	$5,272
TCW Global Real Estate Fund[1]	N/A	N/A
TCW Growth Equities Fund	27,242	24,890
TCW High Dividend Equities Fund[1]	N/A	N/A
TCW New America Premier Equities Fund[2]	N/A	N/A
TCW Relative Value Dividend Appreciation Fund	462,631	445,967
TCW Relative Value Large Cap Fund	318,677	301,079
TCW Relative Value Mid Cap Fund	145,633	137,662
TCW Select Equities Fund	441,492	404,249
TCW Small Cap Growth Fund	654,198	548,376
TCW SMID Cap Growth Fund	69,936	64,246

	2014
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	998,976	0
TCW Enhanced Commodity Strategy Fund	1,025	0
TCW Global Bond Fund	0	0
TCW High Yield Bond Fund	140,762	0
TCW Short Term Bond Fund	20,333	0
TCW Total Return Bond Fund	4,470,813	0

Asset Allocation Fund
TCW Conservative Allocation Fund	251	224

International Funds
TCW Developing Markets Equity Fund[2]	N/A	N/A
TCW Emerging Markets Income Fund	21,623,936	0
TCW Emerging Markets Local Currency Income Fund	1,295,096	0
TCW Emerging Markets Multi-Asset Opportunities Fund	271,401	231,168
TCW International Growth Fund	38,900	38,845
TCW International Small Cap Fund	326,884	325,362

	2013
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Concentrated Value Fund	$5,602	$5,076
TCW Global Real Estate Fund[1]	N/A	N/A
TCW Growth Equities Fund	108,082	100,654
TCW High Dividend Equities Fund[1]	N/A	N/A
TCW New America Premier Equities Fund[2]	N/A	N/A
TCW Relative Value Dividend Appreciation Fund	521,062	498,480
TCW Relative Value Large Cap Fund	698,825	658,403
TCW Relative Value Mid Cap Fund	166,348	156,904
TCW Select Equities Fund	444,976	397,764
TCW Small Cap Growth Fund	2,065,103	1,795,550
TCW SMID Cap Growth Fund	70,758	64,651

U.S. Fixed Income Funds
TCW Core Fixed Income Fund	1,110	—
TCW Enhanced Commodity Strategy Fund	—	—
TCW Global Bond Fund	204	48
TCW High Yield Bond Fund	97	—
TCW Short Term Bond Fund	—	—
TCW Total Return Bond Fund	20,385	—

Asset Allocation Fund
TCW Conservative Allocation Fund	787	418

International Funds
TCW Developing Markets Equity Fund[2]	N/A	N/A
TCW Emerging Markets Income Fund	—	—
TCW Emerging Markets Local Currency Income Fund	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund[3]	81,387	81,387
TCW International Growth Fund	28,295	28,295
TCW International Small Cap Fund	338,468	338,468

	2012
	Aggregate Brokerage Commissions Paid on Transactions in the Funds’ Securities	Aggregate Brokerage Commissions Paid for Research Services Provided
U.S. Equity Funds
TCW Concentrated Value Fund	$18,787	$18,493
TCW Global Real Estate Fund[1]	N/A	N/A
TCW Growth Equities Fund	119,509	110,801
TCW High Dividend Equities Fund[1]	N/A	N/A
TCW New America Premier Equities Fund[2]	N/A	N/A
TCW Relative Value Dividend Appreciation Fund	600,830	600,339
TCW Relative Value Large Cap Fund	795,600	794,849
TCW Relative Value Mid Cap Fund	264,040	262,189
TCW Select Equities Fund	425,457	421,361
TCW Small Cap Growth Fund	3,633,288	3,559,560
TCW SMID Cap Growth Fund	101,690	100,074

U.S. Fixed Income Funds
TCW Core Fixed Income Fund	5,578	—
TCW Enhanced Commodity Strategy Fund	—	—
TCW Global Bond Fund[4]	158	—
TCW High Yield Bond Fund	496	—
TCW Short Term Bond Fund	—	—
TCW Total Return Bond Fund	—	—

Asset Allocation Fund
TCW Conservative Allocation Fund	1,152	604

International Funds
TCW Developing Markets Equity Fund[2]	N/A	N/A
TCW Emerging Market Income Fund	22,920	—
TCW Emerging Markets Local Currency Income Fund	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	N/A	N/A
TCW International Growth Fund[5]	N/A	N/A
TCW International Small Cap Fund	151,336	83,731

[1]	The Fund commenced operations on December 1, 2014.
[2]	No information is presented for the TCW New America Premier Equities Fund and the TCW Developing Markets Equity Fund as they are newly organized.
[3]	For the period July 1, 2013 (commencement of operations) through October 31, 2013.
[4]	For the period December 1, 2011 (commencement of operations) through October 31, 2012.
[5]	The Fund commenced operations on November 1, 2012.

The following table shows the value of the aggregate holdings of securities by issuers of the Funds’ “regular brokers or dealers” (as defined in Rule 10b-1 under the 1940 Act) as of October 31, 2014:

Fund Name	Broker/Dealer	Dollar Amount of Securities Held as of October 31, 2014
U.S. Equity Funds

TCW Concentrated Value Fund	Wells Fargo Securities, LLC	$500,426
	JPMorgan Chase & Co.	498,839
	Goldman Sachs & Co.	383,400
	State Street Bank and Trust Company	90,682

TCW Global Real Estate Fund[1]	N/A	N/A
TCW Growth Equities Fund	State Street Bank and Trust Company	$256,005
TCW High Dividend Equities Fund[1]	N/A	N/A
TCW New America Premier Equities Fund[2]	N/A	N/A
TCW Relative Value Dividend Appreciation Fund	State Street Bank and Trust Company	$75,251,920
	JPMorgan Chase & Co.	36,632,978
	Citigroup Global Markets, Inc.	35,672,392

TCW Relative Value Large Cap Fund	State Street Bank and Trust Company	$34,164,281
	Citigroup Global Markets, Inc.	24,008,205
	JPMorgan Chase & Co.	22,248,052

TCW Relative Value Mid Cap Fund	State Street Bank and Trust Company	$99,943
TCW Select Equities Fund	State Street Bank and Trust Company	$39,950,357
TCW Small Cap Growth Fund	State Street Bank and Trust Company	$3,329,081
TCW SMID Cap Growth Fund	State Street Bank and Trust Company	$393,627

U.S. Fixed Income Funds

TCW Core Fixed Income Fund	State Street Bank and Trust Company	$33,288,888
	JPMorgan Chase & Co.	32,183,803
	Bank of America Corp.	20,731,021
	Wells Fargo Securities, LLC	20,192,584
	Citigroup Global Markets, Inc.	11,530,114
	Goldman Sachs & Co.	9,121,384

	Credit Suisse Group	6,025,602
	HSBC	5,047,134
	Nomura Securities Co. Ltd.	4,725,617
	Deutsche Bank Securities, Inc.	1,223,098
	Barclays Capital, Inc.	268,200

TCW Enhanced Commodity Strategy Fund	JPMorgan Chase & Co.	$212,675
	Bank of America Corp.	140,031
	State Street Bank and Trust Company	105,061
	Citigroup Global Markets, Inc.	83,692
	Wells Fargo Securities, LLC	67,825
	Credit Suisse Group	6,518

TCW Global Bond Fund	Bank of America Corp.	$512,267
	State Street Bank and Trust Company	478,106
	JPMorgan Chase & Co.	260,250
	Barclays Capital, Inc.	189,301
	Goldman Sachs & Co.	123,252
	Wells Fargo Securities, LLC	70,857
	Credit Suisse	69,986

TCW High Yield Bond Fund	State Street Bank and Trust Company	$579,394

TCW Short Term Bond Fund	JPMorgan Chase & Co.	$1,210,035
	State Street Bank and Trust Company	782,510
	Bank of America Corp.	466,213
	Wells Fargo Securities, LLC	409,093
	Credit Suisse Group	390,438
	Citigroup Global Markets, Inc.	176,628
	Goldman Sachs & Co.	113,950
	UBS Securities	56,699
	Deutsche Bank Securities, Inc.	31,321

TCW Total Return Bond Fund	JPMorgan Chase & Co.	$299,215,693
	Barclays Capital, Inc.	210,404,223
	Bank of America Corp.	199,652,727
	Citigroup Global Markets, Inc.	115,211,153
	Wells Fargo Securities, LLC	95,711,685
	State Street Bank and Trust Company	89,846,685
	Goldman Sachs & Co.	73,774,719
	Credit Suisse Group	53,624,196
	HSBC	20,560,518
	Deutsche Bank Securities, Inc.	12,009,845
	Nomura Securities International, Inc.	9,011,510

International Funds
TCW Developing Markets Equity Fund[2]	N/A	N/A
TCW Emerging Markets Income Fund	State Street Bank and Trust Company	$270,636,392
TCW Emerging Markets Local Currency Income Fund	N/A	N/A
TCW Emerging Markets Multi-Asset Opportunities Fund	State Street Bank and Trust Company	$4,171,458
TCW International Small Cap Fund	State Street Bank and Trust Company	$234,605
TCW International Growth Fund	State Street Bank and Trust Company	$30,703

[1]	The Fund commenced operations on December 1, 2014.
[2]	No information is presented for the TCW New America Premier Equities Fund and the TCW Developing Markets Equity Fund as they are newly organized.

INVESTMENT RESTRICTIONS

Each Fund is subject to fundamental and non-fundamental investment policies and limitations. A fundamental policy affecting a particular Fund may not be changed without the vote of “a majority of the outstanding voting securities” of the Fund. Under the 1940 Act, “a majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. Non-fundamental policies may be changed by a majority vote of the Board of Directors at any time.

Investment Restrictions for all Funds except the TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW International Growth Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Real Estate Fund, TCW High Dividend Equities Fund and TCW New America Premier Equities Fund

The investment restrictions numbered 1 through 9 below have been adopted as fundamental policies (except as otherwise provided in 1), and the investment restrictions numbered 10 through 13 have been adopted as non-fundamental policies.

1. No Fund will borrow money, except that (a) a Fund may borrow from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities; (b) the TCW Core Fixed Income, TCW Short Term Bond, TCW Total Return Bond Funds may each enter into reverse repurchase agreements; (c) the TCW Core Fixed Income, TCW Short Term Bond and TCW Total Return Bond Funds may utilize mortgage-dollar rolls; and (d) each Fund may enter into futures contracts for hedging purposes subject to the conditions set forth in paragraph 8 below. The total amount borrowed by a Fund (including, for this purpose, reverse repurchase agreements and mortgage dollar rolls) at any time will not exceed 30% of the value of the Fund’s total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. As an operating policy, whenever borrowings pursuant to (a) exceed 5% of the value of a Fund’s total assets, the Fund will not purchase any securities.

2. No Fund will issue senior securities as defined in the 1940 Act, provided that the Funds may (a) enter into repurchase agreements; (b) purchase securities on a when-issued or delayed delivery basis; (c) purchase or sell financial futures contracts or options thereon; and (d) borrow money in accordance with the restrictions described in paragraph 1 above.

3. No Fund will underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

4. No Fund will purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that this limitation shall not apply to any Fund’s purchase of U.S. Government Securities. The TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund may invest more than 25% of the value of their total assets in debt securities issued or guaranteed by the governments of emerging markets countries. In determining industry classifications for foreign issuers, each Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. Each Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities. The TCW Conservative Allocation Fund may invest, in accordance with its investment program as set forth in the prospectus, more than 25% of its assets in any one or a combination of Underlying Funds and other investment companies. The TCW Conservative Allocation Fund treats the assets of the Underlying Funds in which it invests as its own for purposes of this restriction.

5. No Fund will invest in real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that a Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein and except that the TCW Core Fixed Income, TCW Short Term Bond and TCW Total Return Bond Funds are not prohibited from investing in real estate mortgage loans.

6. No Fund may make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

7. Each Fund may effect short sales of securities or maintain a short position only if the Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold.

8. No Fund will invest in commodities or commodities contracts, except that the Funds may enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts does not exceed 5% of the value of the Fund’s total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. The 5% limit does not apply to the TCW Emerging Markets Local Currency Income and TCW International Small Cap Funds. The entry into foreign currency forward contracts shall not be deemed to involve investing in commodities.

9. For each of the TCW Concentrated Value, TCW Growth Equities, TCW Relative Value Dividend Appreciation, TCW Relative Value Large Cap, TCW Relative Value Mid Cap, TCW Select Equities, TCW Small Cap Growth, TCW SMID Cap Growth, TCW Emerging Markets Income, TCW Core Fixed Income, TCW High Yield Bond, TCW Short Term Bond and TCW Total Return Bond Funds, no Fund will, with respect to 75 percent of its assets, (a) purchase the securities of any issuer, other than U.S. Government securities and securities of other investment companies if as a result more than five percent of the value of the Funds’ total assets would be invested in the securities of the issuer; or, (b) purchase more than 10 percent of the voting securities of any one issuer other than U.S. Government securities and securities of other investment companies.

10. No Fund will purchase securities on margin, except that a Fund may obtain any short-term credits necessary for clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts and related options will not be deemed to be a purchase of securities on margin.

11. No Fund will purchase the securities of an issuer for the purpose of acquiring control or management thereof.

12. The TCW Conservative Allocation Fund may invest in short-term instruments, U.S. Government Securities, money market instruments, unaffiliated investment companies, and other securities in addition to securities of other affiliated investment companies, for temporary defensive purposes or otherwise as deemed advisable by the Advisor to the extent permissible under existing or future rules of the SEC.

13. Underlying Funds may not invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

The percentage limitations contained in the restrictions listed above apply, with the exception of (1), at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund.

For purposes of applying the terms of investment restriction number 4, the Advisor will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Funds interpret their policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. The Funds take the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restriction noted above does not apply to such securities. Further, the TCW Emerging Markets Income Fund and TCW Emerging Markets Local Currency Income Fund consider a government of an emerging market country to be an industry.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the TCW Conservative Allocation Fund may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting the TCW Conservative Allocation Fund to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

Investment Restrictions for the TCW Enhanced Commodity Strategy Fund

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies (except as otherwise provided in 1), and investment restriction number 7 has been adopted as a non-fundamental policy.

1. The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act. For purposes of this restriction, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Directors and applicable regulatory guidance.

2. The Fund will not underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. The Fund will not purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) there shall be no limit on the Fund’s purchase of U.S. Government securities; and (b) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries). In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

4. The Fund will not purchase or sell real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

5. The Fund may not make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

6. The Fund will not purchase the securities of an issuer for the purpose of acquiring control or management thereof.

7. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction shall not prohibit the Fund, subject to restrictions described in the prospectuses and elsewhere in this SAI, from purchasing or selling commodity-linked derivative instruments, including but not limited to swap agreements and commodity-linked structured noted, options, futures contracts and options on futures contracts with respect to indices or individual commodities, or from investing in securities or other instruments linked to or backed by physical commodities or by indices, subject to compliance with any applicable provisions of the federal securities or commodities laws.

The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

For purposes of applying the terms of investment restriction number 3, the Advisor will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or categories within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate.

For purposes of investment restriction number 3, the Fund will look through each swap agreement (other than credit default swap agreements) to the reference issuers that constitute the swap agreement’s reference investment, as if the Fund had invested directly in those issuers in the same proportion to which each issue contributes to the reference investment.

Investment Restrictions for the TCW Global Bond Fund

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies (except as otherwise provided in 1), and investment restriction number 7 has been adopted as a non-fundamental policy.

1. The Fund may not issue senior securities or borrow money, except to the extent permitted by the 1940 Act. For purposes of this restriction, the entering into of options, short sales, futures, forwards and other investment techniques or derivatives contracts, and collateral and margin arrangements with respect to such transactions, are not deemed to include the borrowing or the issuance of senior securities provided such transactions are “covered” in accordance with procedures established by the Board of Directors and applicable regulatory guidance.

2. The Fund will not underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. The Fund will not purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) there shall be no limit on the Fund’s purchase of U.S. Government securities or securities issued or guaranteed by foreign governments; and (b) the Fund may invest more than 25% of its total assets in instruments (such as structured notes) issued by companies in the financial services sectors (which includes the banking, brokerage and insurance industries). In determining industry classifications for foreign issuers, the Fund will use reasonable classifications that are not so broad that the primary economic characteristics of the companies in a single class are materially different. The Fund will determine such classifications of foreign issuers based on the issuer’s principal or major business activities.

4. The Fund will not purchase or sell real estate, real estate mortgage loans, residual interests in REMICs, oil, gas and other mineral leases (including other universal exploration or development programs), or real estate limited partnerships, except that the Fund may purchase securities backed by real estate or interests therein, or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

5. The Fund may not make loans of cash except by purchasing qualified debt obligations or entering into repurchase agreements.

6. The Fund will not purchase the securities of an issuer for the purpose of acquiring control or management thereof.

7. The Fund may not invest in securities of other investment companies in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

The percentage limitations contained in the restrictions listed above apply at the time of purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the Fund, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

For purposes of applying the terms of investment restriction number 3, the Advisor will, on behalf of the Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or categories within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which the Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, the Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. The Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular “industry” or group of industries, and therefore the 25% concentration restriction noted above does not apply to such securities. Further, the Fund considers a foreign government to be an industry.

For purposes of investment restriction number 3, the Fund will look through each swap agreement (other than credit default swap agreements) to the reference issuers that constitute the swap agreement’s reference investment, as if the Fund had invested directly in those issuers in the same proportion to which each issue contributes to the reference investment.

Investment Restrictions for the TCW International Growth Fund, TCW Developing Markets Equity Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Global Real Estate Fund, TCW High Dividend Equities Fund and TCW New America Premier Equities Fund

The investment restrictions numbered 1 through 6 below have been adopted as fundamental policies, and the investment restrictions numbered 7 through 9 have been adopted as non-fundamental policies.

1. No Fund may borrow money or issue any senior security except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

2. No Fund may underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter for purposes of the Securities Act by virtue of disposing of portfolio securities.

3. Except as noted below, no Fund may purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of any one particular industry or group of industries, provided that (a) this limitation shall not apply to the Fund’s purchase of U.S. Government Securities, or to the TCW Developing Markets Equity Fund and TCW Emerging Markets Multi-Asset Opportunities Fund’s purchase of securities issued or guaranteed by the governments of emerging markets countries; and (b) the TCW Developing Markets Equity Fund may invest more than 25% of its total assets in securities and instruments (such as structured notes) issued by companies in the financial services sector (which includes, without limitation, the banking, brokerage and insurance industries). The TCW Global Real Estate Fund will invest more than 25% of its total assets in the real estate industry.

4. No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase or sell securities or instruments secured by real estate or interests therein or representing interests in real estate, and may make, purchase or sell real estate mortgage loans, or purchase or sell securities or instruments issued by issuers which invest, deal or otherwise engage in real estate or interests therein.

5. No Fund may make loans except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

6. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit a Fund from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, interest rate or securities-related or foreign currency-related hedging instruments, swap agreements or other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

7. Each Fund may effect short sales of securities or maintain a short position only if a Fund at the time of sale either owns or has the right to acquire at no additional cost securities equivalent in kind and amount to those sold. Investment restriction 7 does not apply to TCW Global Real Estate Fund and TCW High Dividend Equities Fund.

8. Except for TCW Global Real Estate Fund and TCW High Dividend Equities Fund, no Fund may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures and options on futures. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

9. No Fund may invest in securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, or any successor provisions.

Unless otherwise indicated all percentage limitations listed above apply to each Fund only at the time at which a transaction is entered into. Accordingly, except with respect to borrowing or hypothecating assets of each Fund, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund’s net assets will not be considered a violation.

For purposes of applying the terms of investment restriction number 3, the Advisor will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which the Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other sectors of the economy. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. The Advisor will use its best efforts to assign each issuer to the category which it believes is most appropriate. Additionally, each Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as determined by the Advisor. Each Fund takes the position that mortgage-backed securities and asset-backed securities, whether government-issued or privately issued, do not represent interests in any particular “industry,” and therefore the 25% concentration restriction noted above does not apply to such securities. Further, the TCW Developing Markets Equity Fund and TCW Emerging Markets Multi-Asset Opportunities Fund consider a government of an emerging market country to be an industry.

DIRECTORS AND OFFICERS

Management Information

The Board of Directors is responsible for overseeing the Funds’ affairs. The Board of Directors currently consists of ten Directors, eight of whom are not “interested persons” of the Corporation (the “Independent Directors”) and two of whom are “interested persons” of the Corporation (the “Interested Director”), as defined in the 1940 Act. Detailed information about the Directors and officers of the Corporation, including their names, addresses, ages and principal occupations for the last five years, is set forth in the table below. “Fund Complex” refers to the Corporation (consisting of 24 portfolios), TCW Strategic Income Fund, Inc. (“TSI”) (consisting of 1 portfolio), Metropolitan West Funds (consisting of 9 portfolios), and TCW Alternative Funds (consisting of 1 portfolio).

Name, Address, Age and Position(s) Held with Funds(1)	Term of Office and Length of Time Served	Principal Occupation(s)(2) During Past 5 Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director
INDEPENDENT DIRECTORS

Samuel P. Bell (79)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private investor.	Point 360 (post production services).	25

John A. Gavin (84)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman (since 1968), Gamma Holdings (international capital consulting firm).	Hotchkis and Wiley Funds (mutual fund with 5 portfolios).	25

Patrick C. Haden (62) Chairman of the Board	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director (since August 2010), University of Southern California; General Partner (1987 – August 2010), Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (foundation); Unihealth Foundation (charitable foundation).	35

Janet E. Kerr (61)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Professor Emeritus (since 2014) and Founder of the Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer); Tilly’s Inc. (retailer of apparel and accessories).	25

Name, Address, Age and Position(s) Held with Funds(1)	Term of Office and Length of Time Served	Principal Occupation(s)(2) During Past 5 Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Peter McMillan (58)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (real estate investments); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm).	KBS Real Estate Investment Trust III, Inc. (real estate investments); KBS Real Estate Investment Trust II, Inc. (real estate investments); KBS Real Estate Investment Trust, Inc. (real estate investments); KBS Strategic Opportunity REIT II, Inc. (real estate investments); KBS Strategic Opportunity REIT, Inc. (real estate investments).	35

Charles A. Parker (81)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private investor.	Burridge Center for Research in Securities Prices, University of Colorado.	25

Victoria B. Rogers (54)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President (since 1996), the Rose Hills Foundation (foundation).	Causeway Capital Management Trust (mutual fund with 5 portfolios).	25

Andrew Tarica (56)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Employee (since 2005), Concept Capital Markets, LLC (broker-dealer); Chief Executive Officer (since February 2011), Meadowbrook Capital Management (asset management company).	None.	35

INTERESTED DIRECTORS

David S. DeVito (52) President and Chief Executive Officer	Mr. DeVito has served as a director of TCW Funds, Inc. since January 2014 and as its President and Chief Executive Officer since January 2014.	Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company, The TCW Group, Inc., Trust Company of the West, Metropolitan West Asset Management, and TCW Asset Management Company; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	None.	25

Name, Address, Age and Position(s) Held with Funds(1)	Term of Office and Length of Time Served	Principal Occupation(s)(2) During Past 5 Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Marc I. Stern (71)	Mr. Stern has served as a director of TCW Funds, Inc. since its inception in September 1992.	Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013) and (December 2009 to February 2013) TCW Asset Management Company; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014); and Chairman (since December 2014), Trust Company of the West.	Qualcomm Incorporated (wireless communications).	24

OFFICERS OF THE CORPORATION WHO ARE NOT DIRECTORS

Peter A. Brown (60) Senior Vice President	Mr. Brown has served as Senior Vice President of TCW Funds, Inc. since August 2007.	Managing Director (since February 1998), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President (since August 2007), TCW Strategic Income Fund, Inc.	N/A	N/A

Meredith S. Jackson (56) Senior Vice President, General Counsel and Secretary	Ms. Jackson has served as Senior Vice President, General Counsel and Secretary of TCW Funds, Inc. since February 2013.	Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).	N/A	N/A

Name, Address, Age and Position(s) Held with Funds(1)	Term of Office and Length of Time Served	Principal Occupation(s)(2) During Past 5 Years	Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Jeffrey A. Engelsman (48) Chief Compliance Officer	Mr. Engelsman has served as Chief Compliance Officer of TCW Funds, Inc. since September 2014.	Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).	N/A	N/A

Richard M. Villa (51) Treasurer and Chief Financial Officer	Mr. Villa has served as Treasurer and Chief Financial Officer of TCW Funds, Inc. since February 2014.	Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008),TCW Investment Management Company, the TCW Group, Inc., Trust Company of the West, TCW Asset Management Company, and Metropolitan West Asset Management.	N/A	N/A

(1)	The address of each Independent Director is c/o Morgan Lewis & Bockius LLP, Counsel to the Independent Directors of TCW Funds, Inc., 355 South Grand Avenue, Los Angeles, CA 90071. The address of each Interested Director and each officer is c/o Trust Company of the West, 865 South Figueroa Street, Los Angeles, CA 90017.
(2)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

Thomas E. Larkin, Jr. retired from the Board effective February 6, 2013 and was subsequently appointed Director Emeritus by the Board of Directors.

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management and the Advisor, is Assistant Treasurer of the Corporation; and Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company, Metropolitan West Asset Management and the Advisor, is Assistant Secretary of the Corporation.

Leadership Structure

The Board of Directors is responsible for the overall management of the Corporation, including general supervision of the duties performed by the Advisor and other service providers in accordance with the provisions of the 1940 Act, other applicable laws and the Corporation’s Articles of Incorporation and By-Laws. The Board of Directors meets in regularly scheduled meetings throughout the year. It is currently composed of ten Directors, including eight Independent Directors. As discussed below, the Board of Directors has established three committees to assist the Board of Directors in performing its oversight responsibilities.

The Board of Directors has appointed an Independent Director to serve as its Chairman. The Chairman’s primary role is to set the agenda of the Board of Directors and determine what information is provided to the Board of Directors with respect to matters to be acted upon by the Board of Directors. The Chairman presides at all meetings of the Board of Directors and leads the Board of Directors through its various tasks. The Chairman also acts as a liaison with management in carrying out the Board of Directors’ functions. The Chairman also performs such other functions as may be requested by the Board of Directors from time to time. The designation of Chairman does not impose any duties, obligations or liabilities that are greater than the duties, obligations or liabilities imposed on such person as a member of the Board of Directors generally.

Risk Oversight

Through its direct oversight role, and indirectly through its committees, the Board of Directors performs a risk oversight function for the Corporation consisting, among other things, of the following activities:

General Oversight. The Board of Directors regularly meets with, or receives reports from, the officers of the Corporation and representatives of key service providers to the Corporation, including the Advisor, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the operational activities of the Corporation and to provide direction with respect thereto.

Compliance Oversight. The Board of Directors reviews and approves the procedures of the Corporation established to ensure compliance with applicable federal securities laws. The Board of Directors keeps informed about how the Corporation’s operations conform to its compliance procedures through regular meetings with, and reports received from, the Corporation’s Chief Compliance Officer and other officers.

Investment Oversight. The Board of Directors monitors investment performance during the year through regular performance reports from management with references to appropriate performance measurement indices. The Board of Directors also receives focused performance presentations on a regular basis, including special written reports and oral presentations by portfolio managers. In addition, the Board of Directors monitors the Funds’ investment practices and reviews the Funds’ investment strategies with management and receives focused presentations.

Valuation Oversight. The Board of Directors has approved the valuation methodologies used in establishing the daily values of the Funds’ assets and monitors the accuracy with which the valuations are carried out. The Board of Directors receives regular reports on the use of fair value prices and monitors the effectiveness of the Funds’ valuation procedures.

Financial Reporting. Through its Audit Committee, the Board of Directors meets regularly with the Corporation’s independent registered public accounting firm to discuss financial reporting matters, the adequacy of the Corporation’s internal controls over financial reporting, and risks to accounting and financial reporting matters.

Committees

Audit Committee. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Corporation with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee also reviews compliance with the Code of Ethics by the executive officers, directors and investment personnel of the Advisor. The Audit Committee consist of Mses. Kerr and Rogers and Messrs. Bell, Gavin, Haden, McMillan, Parker and Tarica. Each Audit Committee member is an Independent Director. During the fiscal year ended October 31, 2014, the Audit Committee held four meetings.

Executive Committee. The Executive Committee has the same powers of the Board of Directors except the power to declare dividends or other stock distributions, elect directors, authorize the issuance of stock except as permitted by statute, recommend to the shareholders any action requiring their approval, amend the By-Laws or approve any merger or share exchange not requiring shareholder approval. The Executive Committee consists of Messrs. Bell, Haden and Stern. Messrs. Bell and Haden are Independent Directors, and Mr. Stern is an Interested Director. During the fiscal year ended October 31, 2014, the Executive Committee held no meetings.

Nominating Committee. The Nominating Committee makes recommendations to the Board of Directors regarding nominations for membership on the Board of Directors. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Advisor and other principal service providers of the Corporation. The Nominating Committee periodically reviews director compensation and recommends any appropriate changes to the Board. The Nominating Committee also reviews, and may make recommendations to the Board of Directors relating thereto, issues that pertain to the effectiveness of the Board in carrying out its responsibilities of overseeing the management of the Corporation. The Nominating Committee consists of Mses. Kerr and Rogers and Messrs. Bell, Gavin, Haden, McMillan, Parker and Tarica. Each Nominating Committee member is an Independent Director. During the fiscal year ended October 31, 2014, the Nominating Committee held three meetings.

The Nominating Committee will consider potential director candidates recommended by shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Corporation’s Directors Nominating Committee Charter and are not “interested persons” of the Corporation within the meaning of the 1940 Act. In determining procedures for the submission of potential candidates by shareholders and any eligibility requirements for such nominees and for the shareholders submitting the nominations, the Nominating Committee has looked to recent SEC promulgations regarding director nominations for guidance.

Additional Information About the Directors

The Corporation seeks as Directors individuals of distinction and experience in business or finance, government service or academia. In determining that a particular person was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Director, including those described below, the Board has determined that each of the current Directors is qualified to serve as a Director of the Corporation. In addition, the Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board of Directors to operate effectively in governing the Corporation and protecting the interests of shareholders.

Samuel P. Bell. Mr. Bell, Chairman of the Audit Committee, is a private investor and serves on the boards of Post 360, a post production services company, and TSI. He previously was President of Los Angeles Business Advisors, a not-for-profit business organization. Prior to 1996, Mr. Bell served as the Area Managing Partner of Ernst & Young, a public accounting firm, for the Pacific Southwest Area.

David S. DeVito. Mr. DeVito is Executive Vice President and Chief Operating Officer of the Advisor, TCW Asset Management Company, Metropolitan West Asset Management and Trust Company of the West, is Executive Vice President and Chief Financial Officer of Metropolitan West Asset Management and the Metropolitan West Funds, and is President and Executive Officer of TSI. He also serves on the boards of several philanthropic organizations, including the YMCA of Metropolitan Los Angeles and Loyola High School of Los Angeles. Prior to joining TCW in 1993, Mr. DeVito was a Certified Public Accountant and Senior Manager with Deloitte & Touche LLP. He is also a member of the American Institute of Certified Public Accountants and the California Society of CPAs.

John A. Gavin. Mr. Gavin, Chairman of the Nominating Committee, is founder and Chairman of Gamma Holdings, an international capital consulting firm and serves on the boards of the Hotchkis and Wiley Funds, a mutual fund complex, and TSI. From 1981 to 1986, Mr. Gavin served as the United States Ambassador to Mexico.

Patrick C. Haden. Mr. Haden, the Independent Chairman of the Board of Directors, is the Athletic Director of the University of Southern California. He also serves on the board of directors of The Rose Hills Foundation, a foundation that makes grants to qualified charitable organizations, and Unihealth Foundation, a private grantmaking organization. Previously he was a General Partner in Riordan, Lewis & Haden, a private equity fund, and serves on the boards of Tetra Tech, Inc., an environmental consulting company, the Metropolitan West Funds, and TSI (he also serves as the Independent Chairman of the board of directors of TSI). Mr. Haden is a Rhodes Scholar and prior to August 2010, a member of the Board of Trustees of the University of Southern California.

Janet E. Kerr. Ms. Kerr serves on the board of La-Z-Boy Incorporated, a residential furniture producer, Tilly’s Inc., a retailer of apparel and accessories, and TSI. Ms. Kerr is also Laure Sudreay – Rippe Endowed Professor of Law and Executive Director of the Geoffrey H. Palmer Center for Entrepreneurship and the Law at the Pepperdine University School of Law. Ms. Kerr has founded several technology companies and is a well-known author in the areas of securities, corporate law and corporate governance, having published several articles and a book on the subjects. She is also a member of the National Association of Corporate Directors and Women Corporate Directors.

Peter McMillan. Mr. McMillan is the Co-founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm, co-founder, Managing Partner and Chief Investment Officer of Temescal Canyon Partners, an investment advisory firm, and Co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts. He serves on the boards of five KBS real estate investment trusts, TSI, and the Metropolitan West Funds. Prior to forming Willowbrook Capital Group in 2000, Mr. McMillan served as the executive vice president and chief investment officer of Sun America Investments, Inc. Prior to 1989, he served as assistant vice president for Aetna Life Insurance for Aetna Life Insurance and Annuity Company with responsibility for the company’s fixed income portfolios.

Charles A. Parker. Mr. Parker is a private investor and serves on the boards of the Burridge Center for Research in Security Prices, Leeds School of Business, University of Colorado and TSI. Previously, Mr. Parker was an executive vice president and director of the Continental Corporation and chairman and chief executive officer of Continental Asset Management Corporation.

Victoria B. Rogers. Ms. Rogers is President of The Rose Hills Foundation. She also serves on the boards of trustees of Polytechnic School, Norton Simon Museum, USA Water Polo, Stanford University, TSI, and Causeway Capital Management Trust, a mutual fund complex. Previously, Ms. Rogers served on the Boards of Trustees of The Chandler School, The Hotchkiss School and the YMCA of Metropolitan Los Angeles. Ms. Rogers has substantial experience in the area of taxes, accounting, non-profit organizations and foundation management, having been previously employed by Deloitte & Touche LLP, Security Pacific Bank and The Whittier Trust Company.

Marc I. Stern. Mr. Stern is Chairman of The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company, and Metropolitan West Asset Management and Vice Chairman of Trust Company of the West. He also serves on the board of Qualcomm Inc. Prior to joining TCW in 1990, Mr. Stern was President of Sun America, Inc. He also serves on the boards of several philanthropic and civic organizations and universities, including the Los Angeles Opera, the Performing Arts Center of Los Angeles County, the John F. Kennedy Center for the Performing Arts, the Southern California Committee for the Olympic Games, the Marc and Eva Stern Foundation, Dickenson College and the California Institute of Technology. Mr. Stern was appointed as a “Commandeur de l’Ordre National du Mérite” by the President of France.

Andrew Tarica. Since 2001, Mr. Tarica has been Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund. From 2005 through 2010, Mr. Tarica served as an employee of the broker-dealer business of Sanders Morris Harris, a Houston, Texas-based asset manager and broker-dealer, where he managed a fixed-income portfolio. Sanders Morris Harris’ broker-dealer business became Concept Capital Markets, LLC in 2010, where Mr. Tarica is currently employed. He also serves on the board of the Metropolitan West Funds.

Equity Ownership of Directors

Independent Directors

The following tables set forth the equity ownership of the Directors, as of December 31, 2014, in each Fund and in all registered investment companies overseen by the Directors in the same family of investment companies as the Funds, which as of December 31, 2014 included the Funds and TSI. The codes for the dollar ranges of equity securities owned by the Directors are: (a) $1-$10,000, (b) $10,001-$50,000, (c) $50,001-$100,000; and (d) over $100,000.

Name of Director	Dollar Range of Equity Securities in the Corporation(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
Samuel P. Bell	TCW Emerging Markets Income Fund (b)	(d)
TCW Relative Value Mid Cap Fund (c)
TCW Select Equities Fund (c)
TCW Total Return Bond Fund (b)
John A. Gavin	TCW Select Equities Fund (d)	(d)
Patrick C. Haden	TCW Emerging Markets Multi-Asset Opportunities Fund (d)	(d)
TCW Small Cap Growth Fund (d)
Janet E. Kerr	TCW Conservative Allocation Fund (a)	(b)
TCW Short Term Bond Fund (b)
TCW Total Return Bond Fund (a)
Peter McMillan	TCW Select Equities Fund (d)	(d)
Charles A. Parker	TCW Short Term Bond Fund (d)	(d)
TCW Total Return Bond Fund (b)
Victoria B. Rogers	None	(c)
Andrew Tarica	TCW Core Fixed Income Fund (b)	(d)
TCW Emerging Markets Income Fund (b)
TCW Emerging Markets Local Currency Income Fund (b)
TCW Global Bond Fund (b)
TCW High Yield Bond Fund (b)
TCW Short Term Bond Fund (b)
TCW Total Return Bond Fund (b)

(1)	Certain figures represent and include the Directors’ economic exposure to the Funds through the deferred compensation plan. See below under “Compensation of Independent Directors” for additional details.

Interested Directors

Name of Director	Dollar Range of Equity Securities in the Corporation	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David S. DeVito	TCW Concentrated Value Fund (a)	(a)
TCW Growth Equities Fund (a)
TCW Relative Value Large Cap Fund (a)
TCW Select Equities Fund (a)
TCW Small Cap Growth Fund (a)
TCW Emerging Markets Income Fund (a)
TCW Total Return Bond Fund (a)
Marc I. Stern	TCW Emerging Markets Multi-Asset Opportunities Fund (b)	(d)
TCW Enhanced Commodity Strategy Fund (c)
TCW International Growth Fund (b)
TCW Relative Value Large Cap Fund (d)
TCW Select Equities Fund (d)
TCW Small Cap Growth Fund (d)
TCW SMID Cap Growth Fund (d)

Compensation of Independent Directors

The Corporation pays each Independent Director an annual fee of $45,000 plus a per meeting fee of $1,750 for each meeting of the Board of Directors or a committee of the Board of Directors attended by such Independent Director, with such annual fee and meeting fee to be prorated among the Funds. The Chairman of the Audit Committee receives an additional annual retainer of $15,000, the Chairman of the Nominating Committee receives an additional annual retainer of $1,500, and the Independent Chairman of the Board of Directors receives an additional annual retainer of $22,500. Independent Directors are also reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board or a committee of the Board. Interested Directors and officers who are employed by the Advisor or an affiliated company thereof receive no compensation or expense reimbursement from the Corporation. Directors do not receive any pension or retirement benefits as a result of their service as a Director of the Corporation.

The following table illustrates the compensation paid to the Independent Directors by the Corporation and the Fund Complex, which consists of TSI, Metropolitan West Funds and the Corporation, for the fiscal year ended October 31, 2014.

Name of Independent Director	Aggregate Compensation From TCW Funds, Inc.	Aggregate Compensation From Fund Complex(1)
Samuel P. Bell	$71,250	$85,500
John A. Gavin	$57,375	$71,625
Patrick C. Haden	$78,750	$147,500
Janet E. Kerr	$55,500	$69,750
Peter McMillan	$56,250	$128,000
Charles A. Parker	$56,250	$70,500
Victoria B. Rogers	$56,250	$70,500
Andrew Tarica	$56,250	$143,000

(1)	As of October 31, 2014, the Fund Complex consists of 31 registered investment companies.

At a meeting held on March 14, 2011, the Board of Directors approved a Deferred Compensation Plan for the Independent Directors. The table below lists the total amount of deferred compensation (including interest) payable to the respective Independent Directors as of October 31, 2014.

Name of Independent Director	Aggregate Deferred Compensation From TCW Funds, Inc.
Samuel P. Bell	—
John A. Gavin	—
Patrick C. Haden	—
Janet E. Kerr	—
Peter McMillan	$71,500
Charles A. Parker	—
Victoria B. Rogers	—
Andrew Tarica	$71,500

Retirement Policy

The Corporation has not adopted a retirement policy for directors.

INVESTMENT ADVISORY AGREEMENT

The Advisor was organized in 1987 as a wholly owned subsidiary of TCW. The Carlyle Group, LP (“Carlyle”), a global alternative asset manager, may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of TCW. Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

The Corporation, on behalf of the Funds, and the Advisor are parties to an Investment Management and Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, subject to the direction and supervision of the Board of Directors, each Fund retains the Advisor, among other things, to manage the investment of its assets, including to evaluate the pertinent economic, statistical, financial and other data and to formulate and implement its investment program; to place orders for the purchase and sale of its portfolio securities and other instruments and investments; and to administer its day-to-day operations.

The Advisory Agreement also provides that the Advisor will furnish to the Corporation office space at such places as may be agreed upon from time to time and all office facilities, business equipment, supplies, utilities and telephone service necessary for managing the affairs and investments; keep those accounts and records of the Corporation and the Funds that are not maintained by the Funds’ transfer agent, custodian, accounting or sub-accounting agent; and arrange for officers or employees of the Advisor to serve, without compensation from the Corporation, as officers, Directors or employees of the Corporation if desired and reasonably required by the Corporation.

The Advisory Agreement was last approved by the Board of Directors, including the Independent Directors, on September 8, 2014. An amendment to the Advisory Agreement, adding the TCW Developing Markets Equity Fund, was approved by the Board of Directors, including the Independent Directors, on June 8, 2015. An amendment to the Advisory Agreement, adding the TCW New America Premier Equities Fund, was approved by the Board of Directors, including the Independent Directors, on [            ], 2015.

For services performed under the Advisory Agreement, each Fund other than the TCW Conservative Allocation Fund pays the Advisor a fee, payable monthly and calculated daily by applying the annual investment advisory fee percent for the Fund to the Fund’s net asset value. The annual management fee (as a percentage of average net assets) for each Fund other than the TCW Conservative Allocation Fund is as follows:

U.S. Equity Funds
TCW Concentrated Value Fund	0.65%
TCW Global Real Estate Fund	0.80%
TCW Growth Equities Fund	1.00%
TCW High Dividend Equities Fund	0.65%
TCW New America Premier Equities Fund	[ ]%
TCW Relative Value Dividend Appreciation Fund	0.75%
TCW Relative Value Large Cap Fund	0.75%
TCW Relative Value Mid Cap Fund	0.80%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Fund	1.00%

U.S. Fixed Income Funds
TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%
International Funds
TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi Asset Opportunities Fund	0.95%
TCW International Growth Fund	0.85%
TCW International Small Cap Fund	0.75%

Under the Advisory Agreement, the TCW Conservative Allocation Fund does not pay any amount to the Advisor as compensation for the services rendered, facilities furnished, and expenses paid by it. However, the Advisor serves as investment advisor to the Underlying Funds and is paid a fee by the Underlying Funds for providing such service. Accordingly, shareholders of the TCW Conservative Allocation Fund indirectly bear a portion of the fees paid by the Underlying Funds to the Advisor and other service providers as well as the other expenses borne by the Underlying Funds.

The Advisor has agreed to reduce its investment advisory fee or to pay the operating expenses of a Fund to the extent necessary to limit the Fund’s operating expenses to an amount not to exceed the trailing monthly expense ratio average for comparable funds as calculated by Lipper Inc. This expense limitation is voluntary and terminable on six months’ notice. In addition, certain Funds have contractual fee or expense caps, as shown in the table below. The voluntary limitation and the contractual fee waiver and/or expense reimbursement exclude interest and acquired fund fees and expenses, if any.

US Equity Funds
TCW Concentrated Value Fund
I Class Shares	1.09%
N Class Shares	1.09%
TCW Global Real Estate Fund
I Class Shares	1.46%
N Class Shares	1.46%
TCW Growth Equities Fund
I Class Shares	1.20%
N Class Shares	1.20%
TCW High Dividend Equities Fund
I Class Shares	1.18%
N Class Shares	1.18%
TCW New America Premier Equities Fund
I Class Shares	[__ ]%
N Class Shares	[__ ]%
TCW Relative Value Mid Cap Fund
I Class Shares	1.21%
N Class Shares	1.21%
TCW SMID Cap Growth Fund
I Class Shares	1.20%
N Class Shares	1.20%

US Fixed Income Funds
TCW Core Fixed Income Fund
I Class Shares	0.49%
N Class Shares	0.83%
TCW Enhanced Commodity Strategy Fund
I Class Shares	0.70%
N Class Shares	0.75%
TCW Global Bond Fund
I Class Shares	1.13%
N Class Shares	1.13%

TCW High Yield Bond Fund
I Class Shares	0.55%
N Class Shares	0.80%
TCW Short Term Bond Fund
I Class Shares	0.44%
TCW Total Return Bond
I Class Shares	0.49%
N Class Shares	0.79%

International Funds
TCW Developing Markets Equity Fund
I Class Shares	1.25%
N Class Shares	1.25%
TCW Emerging Markets Local Currency Income Fund
I Class Shares	0.99%
N Class Shares	0.99%
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares	1.23%
N Class Shares	1.23%
TCW International Growth Fund
I Class Shares	1.04%
N Class Shares	1.34%
TCW International Small Cap Fund
I Class Shares	1.44%
N Class Shares	1.44%

Asset Allocation Fund
TCW Conservative Allocation Fund
I Class Shares	0.85%
N Class Shares	0.85%

The table below sets forth the investment advisory fee, exclusive of any expense reimbursement, paid by each Fund (except for the TCW Conservative Allocation Fund which has no investment advisory fee) for the fiscal years ended October 31, 2014, 2013 and 2012:

Fund	Fiscal Year Ended 2014	Fiscal Year Ended 2013	Fiscal Year Ended 2012
U.S. Equity Funds
TCW Concentrated Value Fund	$62,585	$50,723	$133,737
TCW Global Real Estate Fund[1]	N/A	N/A	N/A
TCW Growth Equities Fund	285,978	488,785	943,558
TCW High Dividend Equities Fund[1]	N/A	N/A	N/A
TCW New America Premier Equities Fund[2]	N/A	N/A	N/A
TCW Relative Value Dividend Appreciation Fund	8,574,610	6,488,810	4,703,226
TCW Relative Value Large Cap Fund	5,242,726	6,055,748	4,660,385
TCW Relative Value Mid Cap Fund	1,170,165	1,148,410	1,058,674
TCW Select Equities Fund	13,492,533	10,283,151	6,684,794
TCW Small Cap Growth Fund	2,057,265	4,435,539	11,600,700
TCW SMID Cap Growth Fund	547,436	454,161	417,067
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	4,789,209	4,680,221	3,199,176
TCW Enhanced Commodity Strategy Fund [3]	21,706	21,385	24,058

TCW Global Bond Fund	89,549	124,668		110,954	[4]
TCW High Yield Bond Fund	153,732	229,115		420,465
TCW Short Term Bond Fund	68,521	53,060		34,418
TCW Total Return Bond Fund	38,875,557	43,179,697		30,390,146
International Funds
TCW Developing Markets Equity Fund[5]	N/A	N/A		N/A
TCW Emerging Markets Income Fund	39,420,328	49,823,340		29,055,761
TCW Emerging Markets Local Currency Income Fund	1,928,336	2,830,093		1,324,189
TCW Emerging Markets Multi-Asset Opportunities Fund	450,533	102,442	[6]	N/A
TCW International Growth Fund	22,318	18,933		N/A
TCW International Small Cap Fund	239,843	236,171		215,481

[1]	The Fund commenced operations on December 1, 2014.
[2]	No information is presented for the TCW New America Premier Equities Fund as it is newly organized.
[3]	The reported amounts represent the consolidated payments from the Fund and its subsidiary made to the Advisor.
[4]	For the period December 1, 2011 (commencement of operations) through October 31, 2012.
[5]	No information is presented for the TCW Developing Markets Equity Fund as it is newly organized.
[6]	For the period July 1, 2013 (commencement of operations) through October 31, 2013.

In addition to the management fees discussed above, the Corporation and TSI reimburse the Advisor for certain regulatory compliance services pursuant to a written agreement. Under the terms of the agreement, the Corporation and TSI reimbursed the Advisor in the amount of $325,000 for the 2014 calendar year. The Corporation’s share was $317,850. This amount is allocated pro rata to each Fund based on management fees paid by each Fund to the Advisor (or in the case of the TCW Conservative Allocation Fund, based on the management fees paid by the Underlying Funds to the Advisor for managing the TCW Conservative Allocation Fund’s assets invested in the Underlying Funds).

Except for expenses specifically assumed by the Advisor under the Advisory Agreement, the Corporation bears all expenses of the Corporation and the Funds, including, without limitation, fees and expenses of the Independent Directors, broker commissions and other ordinary or extraordinary expenses incurred by the Corporation or the Funds in the course of their business.

The TCW Conservative Allocation Fund, as a shareholder of the Underlying Funds, also indirectly bears its pro rata share of the advisory fees charged to, and other operating expenses of, the Underlying Funds in which it invests. The TCW Conservative Allocation Fund’s expense ratios, as disclosed in the Prospectus, may be higher or lower depending on the allocation of the TCW Conservative Allocation Fund’s assets among the Underlying Funds and the actual expenses of the Underlying Funds.

The Advisory Agreement was approved by each Fund’s shareholders and will continue in effect as to each Fund initially for two years and thereafter from year to year if such continuance is specifically approved at least annually by (a) the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to a Fund without penalty at any time by the Corporation (by the vote of a majority of the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund) or by the Advisor upon 60 days’ written notice to the other party. The Advisory Agreement terminates automatically in the event of its assignment.

At an in-person meeting held on September 8, 2014, the Board, including the Independent Directors, approved the Advisory Agreement with respect to the TCW Global Real Estate Fund and TCW High Dividend Equities Fund, each for an initial term of two years, and re-approved the Advisory Agreement with respect to the other Funds for an additional one year term. A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for each Fund is contained in the Corporation’s annual report to shareholders for the fiscal year ended October 31, 2014. At an in-person meeting held on June 8, 2015, an amendment to the Advisory Agreement, adding the TCW Developing Markets Equity Fund, was approved by the Board, including the Independent Directors, for an initial term of up to two years. At an in-person meeting held on [            ], 2015, an amendment to the Advisory Agreement, adding the TCW New America Premier Equities Fund, was approved by the Board, including the Independent Directors, for an initial term of up to two years. A discussion regarding the basis for the Board of Directors’ approval of the Advisory Agreement for the TCW Developing Markets Equity Fund and the TCW New America Premier Equities Fund will be contained in the Corporation’s annual report to shareholders for the fiscal year ending October 31, 2015.

The Advisory Agreement also provides that none of the Advisor or any director, officer, agent or employee of the Advisor will be liable or responsible to the Corporation or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. Under the Advisory Agreement, the Advisor will also be indemnified by the Corporation as an agent of the Corporation in accordance with the terms of Corporation’s Articles of Incorporation.

The TCW Enhanced Commodity Strategy Fund, through the Subsidiary, seeks exposure to certain commodity-linked instruments. The Subsidiary has entered into a separate advisory agreement with the Advisor for the management of the Subsidiary’s portfolio (the “Subsidiary Advisory Agreement”), pursuant to which the Subsidiary will pay the Advisor a management fee at the same rate that the Fund pays the Advisor for services provided to the Fund. The Advisor has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary for the management of the portion of the Fund’s assets invested in the Subsidiary. The Subsidiary Advisory Agreement is terminable by either party thereto, without penalty, on 60 days’ prior written notice.

PORTFOLIO MANAGEMENT

Portfolio Manager Compensation

The overall objective of the Advisor’s compensation program for portfolio managers is to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s parent company (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Profit Sharing. Profit sharing is linked quantitatively to a fixed percentage of net income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is typically paid quarterly. In most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Funds is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Advisor or an affiliate of the Advisor (collectively, the “TCW Advisors”). Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the Funds, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and the applicable TCW Advisor, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where it is determined that the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW Advisor. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the applicable TCW Advisor and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time, and the other awards are granted annually.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor’s parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in the Advisor’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Advisor’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Securities and Other Managed Accounts

With respect to the portfolio managers of each Fund (except as disclosed below), the first table sets forth the dollar of securities of such Fund owned by each portfolio manager of such Fund as of October 31, 2014, and the second table sets forth certain information, as of October 31, 2014, regarding other accounts (including such Fund) managed by each portfolio manager of such Fund. Total assets in the second table are in millions. For the TCW Developing Markets Equity Fund, TCW International Growth Fund, and TCW International Small Cap Fund and certain portfolio manager of the TCW Emerging Markets Multi-Asset Opportunities Fund, this information is as of May 31, 2015. Certain portfolio managers invest in their investment strategy through investment vehicles other than the Funds.

TCW Concentrated Value Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Thomas K. McKissick					X
N. John Snider					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas K. McKissick	1	$11.6	0	$0	11	$38.4	0	$0	0	$0	0	$0
N. John Snider	1	$11.6	0	$0	11	$38.4	0	$0	0	$0	0	$0

TCW Global Real Estate Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Iman Brivanlou[1]		X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Iman Brivanlou	0	$0	0	$0	9	$2,535.2	0	$0	0	$0	0	$0

[1]	Information provided as of December 1, 2014 (Commencement of Operations).

TCW Growth Equities Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Chang Lee					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Chang Lee	4	$297.3	6	$100.3	13	$258.8	0	$0	0	$0	1	$383.3

TCW High Dividend Equities Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Iman Brivanlou[1]		X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Iman Brivanlou	0	$0	0	$0	9	$2,535.2	0	$0	0	$0	0	$0

[1]	Information provided as of December 1, 2014 (Commencement of Operations).

TCW New America Premier Equities Fund [to be updated]

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Joseph R. Shaposhnik

Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph R. Shaposhnik

TCW Relative Value Dividend Appreciation Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane E. Jaffee					X

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane E. Jaffee	6	$2,679.8	15	$1,111.8	45	$3,248.6	0	$0	2	$872.7	1	$147.6

TCW Relative Value Large Cap Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane E. Jaffee					X
Matthew J. Spahn					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane E. Jaffee	6	$2,679.8	15	$1,111.8	45	$3,248.6	0	$0	2	$872.7	1	$147.6
Matthew J. Spahn	4	$1,370.9	12	$1,036.8	41	$3,087.5	0	$0	2	$872.7	1	$147.6

TCW Relative Value Mid Cap Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Diane E. Jaffee							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Diane E. Jaffee	6	$2,679.8	15	$1,111.8	45	$3,248.6	0	$0	2	$872.7	1	$147.6

TCW Select Equities Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Craig C. Blum							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Craig C. Blum	2	$2,083.4	4	$405.2	52	$5,716.2	0	$0	1	$109.6	3	$425.4

TCW Small Cap Growth Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Chang Lee	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Chang Lee	4	$297.3	6	$100.3	13	$258.8	0	$0	0	$0	1	$383.3

TCW SMID Cap Growth Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Chang Lee					X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Chang Lee	4	$297.3	6	$100.3	13	$258.8	0	$0	0	$0	1	$383.3

TCW Core Fixed Income Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane					X
Laird R. Landmann	X
Tad Rivelle	X
Bryan Whalen	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane	33	$62,038.7	14	$3,410.6	208	$20,998.4	0	$0	26	$2,792.5	5	$2,637.2
Laird R. Landmann	31	$62,047.2	11	$2,614.0	203	$20,716.1	0	$0	27	$2,898.2	5	$2,637.2
Tad Rivelle	31	$68,284.6	9	$969.0	206	$20,801.2	0	$0	26	$2,792.5	5	$2,637.2
Bryan Whalen	13	$56,692.7	5	$1,503.7	33	$6,831.5	0	$0	27	$2,510.0	1	$206.9

TCW Enhanced Commodity Strategy Fund

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Tad Rivelle				X
Stephen M. Kane				X
Bret R. Barker	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Tad Rivelle	31	$68,284.6	9	$969.0	206	$20,801.2	0	$0	26	$2,792.5	5	$2,637.2
Stephen M. Kane	33	$62,038.7	14	$3,410.6	208	$20,998.4	0	$0	26	$2,792.5	5	$2,637.2
Bret R. Barker	1	$3,478.4	1	$112.3	8	$307.6	0	$0	0	$0	0	$0

TCW Global Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane					X
Tad Rivelle	X
David I. Robbins	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane	33	$62,038.7	14	$3,410.6	208	$20,998.4	0	$0	26	$2,792.5	5	$2,637.2
Tad Rivelle	31	$68,284.6	9	$969.0	206	$20,801.2	0	$0	26	$2,792.5	5	$2,637.2
David I. Robbins	6	$6,064.6	3	$815.1	4	$574.0	0	$0	0	$0	2	$1,064.1

TCW High Yield Bond Fund

Portfolio Managers	None	$1 to $ 10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
James S. Farnham			X
Laird R. Landmann	X
Giovanni A. Nucci	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James S. Farnham	5	$2,485.6	3	$1,697.8	7	$881.1	0	$0	0	$0	1	$442.8
Laird R. Landmann	31	$62,047.2	11	$2,614.0	203	$20,716.1	0	$0	27	$2,898.2	5	$2,637.2
Giovanni A. Nucci	3	$1,942.5	4	$2,431.7	0	$0	0	$0	0	$0	0	$0

TCW Short Term Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Stephen M. Kane	X
Laird R. Landmann	X
Tad Rivelle	X
Bryan Whalen	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen M. Kane	33	$62,038.7	14	$3,410.6	208	$20,998.4	0	$0	26	$2,792.5	5	$2,637.2
Laird R. Landmann	31	$62,047.2	11	$2,614.0	203	$20,716.1	0	$0	27	$2,898.2	5	$2,637.2
Tad Rivelle	31	$68,284.6	9	$969.0	206	$20,801.2	0	$0	26	$2,792.5	5	$2,637.2
Bryan Whalen	13	$56,692.7	5	$1,503.7	33	$6,831.5	0	$0	27	$2,510.0	1	$206.9

TCW Total Return Bond Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Mitch Flack					X
Tad Rivelle							X
Bryan Whalen			X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mitch Flack	4	$8,775.0	2	$65.5	25	$4,507.4	0	$0	23	$2,257.2	1	$206.9
Tad Rivelle	31	$68,284.6	9	$969.0	206	$20,801.2	0	$0	26	$2,792.5	5	$2,637.2
Bryan Whalen	13	$56,692.7	5	$1,503.7	33	$6,831.5	0	$0	27	$2,510.0	1	$206.9

TCW Developing Markets Equity Fund1

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Ray S. Prasad	X
Andrey Glukhov	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ray S. Prasad	3	$70.1	0	$0	1	$27.5	0	$0	0	$0	0	$0
Andrey Glukhov	2	$16.8	0	$0	1	$27.5	0	$0	0	$0	0	$0

[1]	Information provided as of May 31, 2015.

TCW Emerging Markets Income Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley							X
David I. Robbins							X
Javier Segovia			X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	5	$6,048.9	3	$815.1	5	$806.0	0	$0	0	$0	2	$1,064.1
David I. Robbins	6	$6,064.6	3	$815.1	4	$574.0	0	$0	0	$0	2	$1,064.1
Javier Segovia	1	$5,375.3	1	$388.0	2	$168.3	0	$0	0	$0	0	$0

TCW Emerging Markets Local Currency Income Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley							X
David I. Robbins							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	5	$6,048.9	3	$815.1	5	$806.0	0	$0	0	$0	2	$1,064.1
David I. Robbins	6	$6,064.6	3	$815.1	4	$574.0	0	$0	0	$0	2	$1,064.1

TCW Emerging Markets Multi-Asset Opportunities Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Penelope D. Foley							X
Ray S. Prasad[1]	X
David I. Robbins							X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Penelope D. Foley	5	$6,048.9	3	$815.1	5	$806.0	0	$0	0	$0	2	$1,064.1
Ray S. Prasad[1]	3	$70.1	0	$0	1	$27.5	0	$0	0	$0	0	$0
David I. Robbins	6	$6,064.6	3	$815.1	4	$574.0	0	$0	0	$0	2	$1,064.1

[1]	Information provided as of May 31, 2015.

TCW International Growth Fund1

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Ray S. Prasad			X
Andrey Glukhov	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ray S. Prasad	3	$70.1	0	$0	1	$27.5	0	$0	0	$0	0	$0
Andrey Glukhov	2	$16.8	0	$0	1	$27.5	0	$0	0	$0	0	$0

[1]	Information provided as of May 31, 2015.

TCW International Small Cap Fund1

Portfolio Manager	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Ray S. Prasad			X
Andrey Glukhov	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ray S. Prasad	3	$70.1	0	$0	1	$27.5	0	$0	0	$0	0	$0
Andrey Glukhov	2	$16.8	0	$0	1	$27.5	0	$0	0	$0	0	$0

[1]	Information provided as of May 31, 2015.

TCW Conservative Allocation Fund

Portfolio Managers	None	$1 to $10K	$10K to $50K	$50K to $100K	$100K to $500K	$500K to $1 Mill	Over $1 Mill
Komal S. Sri-Kumar	X
Adam T. Coppersmith	X
Laird R. Landmann	X
Steven M. Kane	X
Bryan Whalen	X
Tad Rivelle	X
Michael P. Reilly	X

									Performance Fee Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Komal S. Sri-Kumar	1	$22.1	0	$0	0	$0	0	$0	0	$0	0	$0
Adam T. Coppersmith	1	$22.1	0	$0	0	$0	0	$0	0	$0	0	$0
Laird R. Landmann	31	$62,047.2	11	$2,614.0	203	$20,716.1	0	$0	27	$2,898.2	5	$2,637.2
Steven M. Kane	33	$62,038.7	14	$3,410.6	208	$20,998.4	0	$0	26	$2,792.5	5	$2,637.2
Bryan Whalen	13	$56,692.7	5	$1,503.7	33	$6,831.5	0	$0	27	$2,510.0	1	$206.9
Tad Rivelle	31	$68,284.6	9	$969.0	206	$20,801.2	0	$0	26	$2,792.5	5	$2,637.2
Michael P. Reilly	1	$22.1	0	$0	0	$0	0	$0	0	$0	0	$0

Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account, or where an account or fund managed by a portfolio manager has a higher fee sharing percentage than the portfolio manager’s fee sharing percentage with respect to a Fund. When accounts managed by the Advisor (including a Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns equity securities of an issuer while another account owns debt obligations of the same issuer), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issues, as related to the interests of the accounts. TCW has adopted policies and procedures reasonably designed to address these types of conflicts, and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

DISTRIBUTION OF FUND SHARES

TCW Funds Distributors (the “Distributor”) 865 South Figueroa Street, Los Angeles, CA 90017 serves as the non-exclusive distributor of each class of the Funds’ shares pursuant to an Amended and Restated Distribution Agreement (the “Distribution Agreement”) with the Corporation, which is subject to the annual approval by the Board. Shares of the Funds are offered and sold on a continuous basis. The Distribution Agreement is terminable without penalty, on not less than 60 days’ notice, by the Board of Directors, by vote of holders of a majority of the Corporation’s shares, or by the Distributor. The Distributor receives no compensation from the Funds for distribution of the Funds’ shares except payments pursuant to the Corporation’s distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) as described below. The Distributor is affiliated with the Advisor.

Each Fund offers two classes of shares: Institutional Class or Class I shares and Class N or Investor Class shares, except for the TCW Short Term Bond Fund, which only offers Class I shares. Class I shares are offered primarily for direct investment by investors and the TCW Conservative Allocation Fund. Class N shares are offered through firms which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have dealer agreements with the Distributor and other financial intermediaries.

Rule 18f-3 Plan

The Corporation has adopted a Plan Pursuant to Rule 18f-3 under the 1940 Act (the “Rule 18f-3 Plan”). Under the Rule 18f-3 Plan, shares of each class of each Fund represent an equal pro rata interest in such Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure and differing exchange and conversion features.

Rule 12b-1 Plan

The Corporation has adopted the Distribution Plan with respect to the Class N shares of each Fund. Under the terms of the Distribution Plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares for distribution and related services, regardless of the distribution related expenses the Distributor incurs. Payments are made to firms that are members of FINRA and other financial intermediaries for distribution and related services. Under the terms of the Distribution Plan, services that such firms or other financial intermediaries provide may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Class N shares; and assisting investors in completing application forms and selecting dividend and other account options. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of an investor’s investment and may cost such investor more than paying other sales charges. The Distribution Plan is intended to facilitate the sale of Class N shares.

The following table sets forth the amounts of distribution payments made to broker-dealers and other financial intermediaries by each Fund’s Class N shares for the fiscal year ended October 31, 2014:

Amount
U.S. Equity Funds
TCW Concentrated Value Fund	$2,982
TCW Global Real Estate Fund[1]	N/A
TCW Growth Equities Fund	15,074
TCW High Dividend Equities Fund[1]	N/A

Amount
TCW New America Premier Equities Fund[2]	N/A
TCW Relative Value Dividend Appreciation Fund	2,392,455
TCW Relative Value Large Cap Fund	214,019
TCW Relative Value Mid Cap Fund	97,470
TCW Select Equities Fund	886,082
TCW Small Cap Growth Fund	198,360
TCW SMID Cap Growth Fund	58,340
U.S. Fixed Income Funds
TCW Core Fixed Income Fund	1,635,106
TCW Enhanced Commodity Strategy Fund	4,183
TCW Global Bond Fund	19,779
TCW High Yield Bond Fund	29,071
TCW Total Return Bond Fund	6,017,801
Asset Allocation Fund
TCW Conservative Allocation Fund	2,329
International Funds
TCW Developing Markets Equity Fund[2]	N/A
TCW Emerging Markets Income Fund	2,958,839
TCW Emerging Markets Local Currency Income Fund	227,316
TCW Emerging Markets Multi-Asset Opportunities Fund	135
TCW International Growth Fund	3,099
TCW International Small Cap Fund	26,024

[1]	The Fund commenced operations on December 1, 2014.
[2]	No information is presented for the TCW New America Premier Equities Fund and the TCW Developing Markets Equity Fund as they are newly organized.

No interested person of the Funds or any Independent Director has any direct or indirect financial interest in the operation of the Distribution Plan except to the extent that the Distributor, the Advisor or certain of their employees may be deemed to have such an interest as a result of the benefits derived from the successful operation of the Distribution Plan. The Funds do not participate in any joint distribution activities with another investment company other than the Metropolitan West Funds.

The Distribution Plan provides that it may not be amended to materially increase the costs which Class N shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Class N and by vote of a majority of both (i) the Board of Directors, and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan was initially approved by the Board of Directors on December 17, 1998 and provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the vote of a majority of both (i) the Board of Directors, and (ii) the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it cast in person at a meeting called for the purpose of voting on the Distribution Plan and any related amendments.

Other Shareholder Servicing Expenses Paid by the Funds

Each Fund is authorized to compensate each broker-dealer and other third-party intermediary up to 0.10 percent (10 basis points) of the assets serviced for that Fund by that intermediary for shareholder services. These services constitute sub-recordkeeping, sub-transfer agent or similar services and are similar in scope to services provided by the Fund’s transfer agent to a Fund. These expenses paid by a Fund would remain subject to any overall expense limitation applicable to that Fund. These expenses are in addition to any supplemental amounts the Advisor pays out of its own resources and are in addition to the Fund’s payment of any amounts through the Distribution Plan. This amount may be adjusted, subject to approval by the Board of Directors.

Payments by the Advisor

Set forth below is a list of the member firms of FINRA to which the Advisor, or its affiliates, made payments out of their revenues in connection with the sale and distribution of the Funds’ shares or for services to the Funds and their shareholders for the year ended December 31, 2014. Such payments are in addition to any Distribution Plan amounts paid to such FINRA member firms. The payments are discussed in detail in the Prospectus under the title “Payments by the Advisor.” Any additions, modifications, or deletions to the FINRA member firms identified in this list since December 31, 2014 are not reflected:

FINRA member firm

Fidelity Investments

Charles Schwab

UBS Financial Services Incorporated

Merrill Lynch (Financial Data Svcs)

Wells Fargo

Pershing

Morgan Stanley Smith Barney

TD Ameritrade

SEI Private Trust

LPL Financial Corporation

E*Trade

Nationwide Investment Services Corp

Vanguard Marketing Corporation

MSCS Financial Services LLC

Raymond James

M & I Trust (Non-Cambridge)

GWFS

RBC Capital Markets Corporation

Prudential

US Bank

The Vanguard Group Inc.

Edward D Jones & Company

T Rowe Price Retirement Plan Svcs

Voya

Mid Atlantic

AIG Retirement Services Co

New York Life Benefit Services

Goldman

CPI Qualified Plan Consultants

Mercer HR Svcs

Ascensus

Wilmington Trust

Mellon Global Securities Services

Reliance Trust Company

Princor Financial Services Corp

Mass Mutual Fin Group

The Retirement Plan Company

The Newport Group

TIAA-CREF

Benefit Trust Company

The Advisor or its affiliates may also make payments to selling and shareholder servicing agents that are not FINRA member firms and that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

OTHER SERVICE PROVIDERS

Administrator

State Street Bank and Trust Company serves as the administrator of the Corporation (in such capacity, the “Administrator”) pursuant to an Administration Agreement between the Corporation, on behalf of the Funds, and the Administrator (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides certain accounting and administrative services to the Corporation, including: fund accounting; calculation of the daily net asset value of each Fund; monitoring each Fund’s expense accruals; calculating monthly total return and yield figures; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Funds; and preparing the Corporation’s Form N-SAR. The Administrator receives a combined accounting, administration and custody (as custodian of the Corporation) fee based on the combined assets of the Corporation and TSI as follows: 0.0210% of the first $10 billion in assets; 0.0100% of the next $10 billion in assets; 0.0075% of the next $5 billion in assets and 0.0050% thereafter. For the fiscal years ended October 31, 2014, 2013, and 2012, the Administrator received accounting and administration fees of $2,702,242; $3,554,145; and $2,651,159, respectively, from the Corporation.

Transfer Agent

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent for the Corporation.

Custodians

State Street Bank & Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Corporation. Chase Bank, 4 New York Plaza, New York, New York 10004 and Morgan Guaranty Trust Company, 60 Wall Street, New York, New York 10260 act as limited custodians under the terms of certain repurchase and futures agreements.

Independent Registered Public Accounting Firm

[            ] serves as the independent registered public accounting firm of the Funds. [            ] provides audit services and assurance, tax return review, other tax consulting services and assistance, and consultation in connection with the review of various SEC filings.

Legal Counsel

Paul Hastings LLP, 55 Second Street, 24th Floor, San Francisco, CA 94105, serves as counsel to the Corporation.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [            ], 2015, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of each class of the Funds, other than Class [    ] of [            ], of which they owned [            ]%.

Persons beneficially own, directly or through one or more controlled companies, more than 25% of the outstanding shares of a Fund may be deemed to “control” (as that term is defined in the 1940 Act) that Fund and may be able to affect or determine the outcome of matters presented for a vote of the shareholders of that Fund. As of [            ], 2015, the following shareholders held more than 25% of the outstanding shares of a Fund.

[to be updated]

A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund’s outstanding shares. As of [            ], 2015, the following shareholders held more than 5% of the indicated class of the outstanding shares of a Fund.

[to be updated]

CODE OF ETHICS

The Corporation, the Advisor and the Distributor are subject to a joint Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended, with respect to certain investment transactions by persons subject to the Code of Ethics to avoid any actual or potential conflict of interest or abuse of any fiduciary position. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be held by the Funds.

DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Directors has adopted policies and procedures regarding the disclosure of the Funds’ portfolio holdings. The Funds currently disclose their portfolio holdings as of the end of the second and fourth fiscal quarters in the semi-annual and annual reports to shareholders, and their portfolio holdings as of the end of the first and third quarters in quarterly reports on Form N-Q, which are available at www.sec.gov and www.tcw.com. The Funds or the Advisor may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.

In addition, it is the policy of the Corporation to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end (the “Portfolio Holdings”) to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter). These complete holdings lists are not contained on the Corporation’s website. The top ten holdings and other portfolio characteristics at month-end for each Fund may be found in the respective Fund page and/or Fund Profile posted on the Corporation’s website at www.tcw.com.

Shareholders and others who wish to obtain Portfolio Holdings for a particular month may make a request by contacting the Funds between the hours of 7:00 a.m. and 5:00 p.m., Pacific time, Monday through Friday, toll free at (877) 829-4768 beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for Portfolio Holdings may be made on a monthly basis pursuant to this procedure or pursuant to standing requests.

Persons making requests will be asked to provide their name and a mailing address, e-mail address or fax number. The Funds reserve the right to refuse to fulfill a request if they believe that providing Portfolio Holdings would be contrary to the best interests of the Funds. Such decisions are made by personnel of the Advisor of the Title of Senior Vice President or higher.

In addition to the policy stated above, the Funds may disclose Portfolio Holdings at other times to analysts or ratings agencies. Personnel of the Advisor of a title of Senior Vice President or higher are permitted to authorize the release of the Funds’ Portfolio Holdings, as necessary, in conformity with the procedures adopted by the Board. The disclosure of Portfolio Holdings in this context is conditioned on the recipient of an agreement in writing to treat such Portfolio Holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of personnel of the Advisor of the title of Senior Vice President or higher) and to not allow the Portfolio Holdings to be used by it or its employees in connection with the purchase or sale of shares of the Funds. In addition, Portfolio Holdings are provided or otherwise available to third-party service providers of the Funds, including the Funds’ custodian, administrator, pricing services, and broker-dealers, if necessary for the provision of services to the Funds. No compensation is received by the Funds or the Advisor in connection with the disclosure of Portfolio Holdings.

The Advisor and/or the Corporation currently have entered into ongoing arrangements to provide portfolio holdings information with the following parties:

Name	Information Disclosed	Frequency	Lag Time
Service Providers
State Street Bank and Trust Company	Complete portfolio holdings	Daily	(1)

Fund Rating Agencies
Lipper	Complete portfolio holdings	Monthly	15 days after month end
Morningstar	Complete portfolio holdings	Monthly	15 days after month end
Morningstar	Val Opp and Select	Monthly	15 days after month end
Standard & Poor’s	Complete portfolio holdings	Monthly	15 days after month end
Weisenberger	Complete portfolio holdings	Monthly	15 days after month end

Consultants and Analysts
Bloomberg	Complete portfolio holdings	Monthly	15 days after month end
Callan Associates	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Cambridge Associates	Complete portfolio holdings	Quarterly	15 days after month/quarter end
eVestment Alliance	Complete portfolio holdings	Quarterly	15 days after month/quarter end
FactSet Research Systems	Complete portfolio holdings	Monthly	15 days after month end
Fidelity	Complete portfolio holdings	Monthly	15 days after month end
Fund Evaluation Group	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Informa Investment Solutions (PSN)	Complete portfolio holdings	Quarterly	15 days after month/quarter end
LCG Associates	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Mercer Investment Consulting	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Money Managers Review	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Nelson (Lipper MarketPlace)	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Pavilion Advisory Group (Brockhouse Cooper)	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Rocaton Investment Advisors	Complete portfolio holdings	Quarterly	15 days after month/quarter end
RogersCasey (EQuest database)	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Vestek	Complete portfolio holdings	Monthly	15 days after month end
Wilshire Associates (Compass)	Complete portfolio holdings	Quarterly	15 days after month/quarter end
Yanni Partners	Complete portfolio holdings	Quarterly	15 days after month end

(1)	Information will typically be provided on a real time basis or as soon thereafter as possible.

Investors of separate accounts and unregistered product managed by the Advisor or its affiliates have access to their portfolio holdings, and prospective investors of such separate accounts and unregistered products have access to the representative portfolio holdings. Disclosures of portfolio holdings to such investors and prospective investors are not subject to the Corporation’s disclosure of portfolio holdings policies and procedures discussed above. Some of these separate accounts and unregistered products have substantially similar or identical investment objectives and strategies as certain Funds and therefore may have similar, or in certain cases nearly identical, portfolio holdings as those Funds.

PROXY VOTING GUIDELINES

The Board of Directors has delegated the Corporation’s proxy voting authority to the Advisor except for with respect to the TCW Conservative Allocation Fund. The TCW Conservative Allocation Fund, in its capacity as a shareholder of the Underlying Funds, may be requested to vote on matters pertaining to the Underlying Funds. If an Underlying Fund calls a shareholder meeting and solicits proxies, the TCW Conservative Allocation Fund will vote its shares in the Underlying Fund in the same proportion as the vote of all other shareholders in the Underlying Fund, unless the Board authorizes the Advisor, on behalf of the TCW Conservative Allocation Fund, to vote in some other manner.

Information regarding how the Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available:

1.	without charge, upon request, by calling 800-FUND-TCW (800-386-3829);

2.	free of charge, on the Corporation’s website at www.tcw.com; or

3.	on the SEC’s website at http://www.sec.gov.

When the Corporation receives a request for its proxy voting record, it will send the information disclosed in the Corporation’s most recently filed report on Form N-PX via first-class mail (or other means designed to ensure equally prompt delivery) within three business days of receipt of the request. The Corporation also posts Form N-PX on its website as soon as is reasonably practicable after it is filed with the SEC.

The following is a summary of the proxy voting guidelines of the Advisor.

TCW INVESTMENT MANAGEMENT COMPANY

SUMMARY OF PROXY VOTING GUIDELINES

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).

The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. The Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.

As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.

Philosophy

When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.

Proxy Voting Overrides

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote will provide a written rationale for doing so and that rationale will be in the vote notes of the proxy when it is voted. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.

Conflicts of Interest

In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:

Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.

TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an Outside Service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.

Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director and management nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	Generally for routine management proposals

•	For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure

•	Generally for reasonable changes in authorized common stock

•	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For amending or canceling a class or series of preferred stock

•	Against authorizing and for eliminating or amending dual or multiple classes of common stock

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	Generally for mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•	Against adopting or preserving cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions

•	Generally against the concept of a classified board

•	Generally against the concept of a shareholder rights plan (poison pill)

•	Against eliminating or limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating or limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against fair price provisions

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	Against opting into a state takeover statutory provision

Compensation

•	Generally in favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Refer on assuming stock incentive plans

•	With management on “say on pay” proposals

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Generally against making changes to board or chairman election, composition or eligibility requirements

•	Against changing the annual meeting location or date

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	Against urging the creation of a shareholder committee

•	For adopting cumulative voting

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	Generally against supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting or act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Generally against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	Generally for the creation of a compensation and a nominating committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Generally for proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•	Generally against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information

A description of the Advisor’s policies and procedures relating to proxy voting and class actions can also be found in the Advisor’s Part 2A of Form ADV. A copy of the Advisor’s Form ADV is available to clients upon request to the Proxy Specialist.

DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the net asset value per share of each Fund’s shares will be determined at the close of the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. ET, but the NYSE sometimes closes earlier) on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may, however, close on days not included in that announcement. No Fund is required to compute its net asset value on any day on which no order to purchase or redeem its shares is received. The daily net asset value may not reflect the closing market price for all futures contracts held by the Funds because the markets for certain futures contracts close shortly after the time net asset value is calculated.

Fixed-income securities, including short term securities, for which market quotations are readily available, are valued at prices as provided by independent pricing vendors or quotations from broker-dealers. The Funds receive pricing information from independent pricing vendors approved by the Board of Directors. The Funds may also use what they refer to as a “benchmark pricing system” to the extent vendors’ prices for securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Advisor initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (i.e., LIBOR) and a multiplier, divisor or margin that the Advisor believes would together best reflect changes in the market value of the security. The Advisor adjusts the value of the security daily based on changes to the market price of the assigned benchmark. Once each month, the Advisor attempts to obtain from one or more dealers the prices for those benchmarked securities in order for the Advisor to review the effectiveness of the benchmark prices and to determine if any adjustment to the model is necessary. It is possible that the Advisor will be unable to obtain those broker quotes. Although the Advisor believes that benchmark pricing is the most reliable method for pricing securities not priced by pricing services, there is no assurance that the benchmark price reflects the actual price for which a Fund could sell a security. The accuracy of benchmark pricing depends on the judgment of one or more market makers regarding a security’s market price, as well as the choice of the appropriate benchmark, subject to review by the Advisor.

Fixed income securities can be complicated financial instruments. There are many methodologies (including computer based analytical modeling and “individual security evaluations”) available to generate approximations of their market value, and there is significant professional disagreement about which is best. No evaluation method may consistently generate approximations that correspond to actual “traded” prices of the instruments. Evaluations may not reflect the transaction price at which an investment can be purchased or sold in the market.

Equity securities, including depository receipts, are valued at the last reported sale price as reported by the respective stock exchange. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the official closing prices as reported by NASDAQ. In cases where equity securities are traded on more than one exchange, the securities are valued using the prices from the respective primary exchange of each security. S&P 500 futures contracts generally are valued at the first sale price after 4:00 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange on which the applicable contract is traded. Changes to market closure times may alter when futures contracts are valued.

Trading in securities listed on foreign securities exchanges is normally completed before the close of regular trading on the NYSE. In addition, foreign securities trading may not take place on all NYSE business days and may occur on days on which the NYSE is not open. The Advisor values the foreign equity securities (exclusive of certain Latin American and Canadian equity securities) using a fair valuation methodology which is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that had been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not dependent on certain thresholds or triggers.

Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Directors. These guidelines generally take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Valuing a security at a fair value involves relying on a good faith value judgment made by individuals rather than on price quotations obtained in the marketplace. Although intended to reflect the actual value at which securities could be sold in the market, the fair value of one or more securities could be different from the actual value at which those securities could be sold in the market. Therefore, if a shareholder purchases or redeems shares in a Fund and the Fund holds securities priced at fair value, valuing a security at a fair value may have the unintended effect of increasing or decreasing the number of shares received in a purchase or the value of the proceeds received upon a redemption.

HOW TO BUY AND REDEEM SHARES

Shares of a Fund may be purchased and redeemed in the manner described in the Prospectus and in this SAI.

Use of Sub-Transfer Agency Accounting or Administrative Services

Certain financial intermediaries have contracted with the Distributor to perform certain sub-transfer agent accounting or administrative services for certain clients or retirement plan investors who have invested in the Funds. In consideration of the provision of these sub-transfer agency accounting or administrative services, the financial intermediaries will receive sub-transfer agency accounting or administrative fees, a portion of which may be paid by the Funds.

Purchases Through Broker-Dealers and Financial Organizations

Shares of the Funds may be purchased and redeemed through certain broker-dealers and financial organizations and their authorized intermediaries. If purchases and redemptions of a Fund’s shares are arranged and settlement is made at an investor’s election through a registered broker-dealer, other than the Distributor, the broker-dealer may, in its discretion, charge a fee for that service.

Computation of Public Offering Prices

The Funds offer their shares to the public on a continuous basis. The public offering price per share of each Fund is equal to its net asset value per share next computed after receipt of a purchase order. See “Determination of Net Asset Value” above.

Purchase in Kind

A Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of a Fund must: (1) meet the investment objectives and policies of the Fund; (2) have been acquired for investment and not for resale; (3) be liquid securities not restricted as to transfer either by law or liquidity of market (determined by reference to liquidity policies established by the Board of Directors); and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange. In-kind purchases are not accepted for the Fidelity Prime Money Market Portfolio, which is an unaffiliated separately managed money market mutual fund.

Redemption in Kind

The Corporation has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Accordingly, if the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, a portion of the redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by distribution in kind of portfolio securities in lieu of cash. Shareholders receiving distributions in kind may incur brokerage commissions or other costs when subsequently disposing of shares of those securities.

HOW TO EXCHANGE SHARES

A shareholder may exchange all or part of its shares of a class of one Fund for shares of the same class of another Fund (provided the shares to be acquired in the exchange are qualified for sale in the shareholder’s state of residence). An exchange of shares between Funds is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Conversion between two classes of a Fund is intended for shares held through a financial intermediary offering a fee-based or wrap-fee program that has an agreement with the Advisor or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause a shareholder to realize any taxable gain or loss. Please contact your tax advisor for additional information. See “Distributions and Taxes” below.

A shareholder may also exchange the shares of any Fund for shares of the Fidelity Prime Money Market Portfolio, which is an unaffiliated, separately managed, money market mutual fund, or exchange shares of Fidelity Prime Money Market Portfolio for shares of any Fund. A shareholder should read the Fidelity Prime Money Market Portfolio prospectus prior to investing in that money market mutual fund. Shareholders can obtain a prospectus for the Fidelity Prime Money Market Portfolio by calling (800) 386-3829 or by visiting www.tcw.com.

The exchange privilege enables a shareholder to acquire shares in a Fund with different investment objectives or policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. A Fund reserves the right to reject any exchange request, and the exchange privilege may be terminated or revised by the Funds.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to qualify as a “regulated investment company” under Subchapter M of the Code. A Fund that is a regulated investment company and distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its investment company taxable income and its net realized long-term capital gains, if any, are distributed to its shareholders. However, a Fund will be taxed on that portion of taxable net investment income and long-term and short-term capital gains that it retains. Furthermore, a Fund will be subject to U.S. corporate income tax (and possibly state or local income or franchise tax) with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the 90% distribution requirement (unless certain cure provisions apply). There is no assurance that a Fund’s distributions will be sufficient to eliminate all taxes in all periods.

Under the Code, to qualify as a regulated investment company, in addition to the 90% distribution requirement described above, a Fund must: (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, net income from certain publicly traded partnerships, and gains from the sale or other disposition of stock or securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business in investing in such stock, securities or currencies, and (b) diversify its holdings so that at the end of each quarter of each taxable year, (i) at least 50% of the Fund’s total assets consists of cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities, with investments in such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses.

If a Fund invests in foreign currency or forward foreign exchange contracts, gains from such foreign currency and forward foreign exchange contracts relating to investments in stocks, securities or foreign currencies are considered to be qualifying income for purposes of the 90% gross income test described in clause (a) above, although regulations may require that such gains are directly related to the Fund’s principal business of investing in stock or securities. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency contracts will be valued for purposes of the asset diversification requirements applicable to the Fund described in clause (c) above. Until such time as these uncertainties are resolved, each Fund will utilize the more conservative, or limited, definition or approach with respect to determining permissible investments in its portfolio.

Investments in foreign currencies, forward contracts, options, futures contracts and options thereon may subject a Fund to special provisions of the Code that may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to a Fund, and may defer Fund losses. These rules also (a) could require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they had been closed out in a fully taxable transaction) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Under the Code certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a “qualifying dividend” to instead be taxed at the tax rate applicable to ordinary income.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund.

A Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. In addition, ordinary income distributions from a REIT generally do not qualify for the lower rate on qualified dividend income. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in their distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV.

Under a notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a REIT.

As a general rule, a Fund’s gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Fund has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Furthermore, as a general rule, a shareholder’s gain or loss on a sale or redemption of Fund shares will be a long-term capital gain or loss if the shareholder has held his or her Fund shares for more than one year and will be a short-term capital gain or loss if he or she has held his or her Fund shares for one year or less. For federal, state and local income tax purposes, an exchange by a shareholder of shares in one Fund for shares in another Fund will be treated as a taxable sale for a purchase price equal to the fair market value of the shares received.

Any loss realized on the disposition by a shareholder of its shares in a Fund will be disallowed to the extent the shares disposed of are replaced with other Fund shares, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a period (of 61 days) beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends (as defined below) received by the shareholder with respect to such share.

Each Fund (or its administrative agents) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first in, first out”) or some other specific identification method. Unless you instruct otherwise, each Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Any realized gains will be distributed as described in the Prospectus. See “Distributions and Taxes” in the Prospectus. Distributions of long-term capital gains (“capital gain dividends”), if any, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund’s prior taxable year. Current tax law generally provides for a maximum tax rate for individual taxpayers of 20% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers.

Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividend interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

The TCW Conservative Allocation Fund will not be able to offset gains distributed by one Underlying Fund in which it invests against losses in another Underlying Fund in which the TCW Conservative Allocation Fund invests. Redemptions of shares in an Underlying Fund, including those resulting from changes in the allocation among Underlying Funds, could also cause additional distributable gains to shareholders of the TCW Conservative Allocation Fund. A portion of any such gains may be short-term capital gains that would be distributable as ordinary income to shareholders of the TCW Conservative Allocation Fund. Further, a portion of losses on redemptions of shares in the Underlying Funds may be deferred under the wash sale rules. As a result of these factors, the use of the fund of funds structure by the TCW Conservative Allocation Fund could therefore affect the amount, timing and character of distributions to shareholders. For tax years beginning after December 22, 2010, the TCW Conservative Allocation Fund will be able to pass through from the Underlying Funds any potential benefit from the foreign tax credit or income from certain federal obligations (that may be exempt from state tax) provided that at least 50% of such Underlying Fund’s total assets are invested in other regulated investment companies at the end of each quarter of the tax year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemption or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of a trust or estate) exceeds certain threshold amounts.

A Fund (and in the case of the TCW Conservative Allocation Fund, the Underlying Funds) may be subject to taxes in foreign countries in which each invests. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, that fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund’s holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund’s PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code) with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a regulated investment company may limit the Fund’s elections with respect to PFIC stock.

Although not required to do so, it is likely that the Funds will choose to make the mark to market election with respect to PFIC stock acquired and held. If this election is made, a Fund may be required to make ordinary dividend distributions to its shareholders based on the Fund’s unrealized gains for which no cash has been generated through disposition or sale of the shares of PFIC stock.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

In computing its net taxable (and distributable) income and/or gains, a Fund may choose to take a dividend paid deduction for a portion of the proceeds paid to redeeming shareholders. This method (sometimes referred to as “equalization”) would permit the Fund to avoid distributing to continuing shareholders taxable dividends representing earnings included in the net asset value of shares redeemed. Using this method will not affect the Fund’s total return. Since there are some unresolved technical tax issues relating to use of equalization by a Fund, there can be no assurance that the IRS will agree with the Fund’s methodology and/or calculations which could possibly result in the imposition of tax, interest or penalties on the Fund.

Under the Code, a nondeductible excise tax of 4% is imposed on a Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that calendar year and at least 98.2% of the amount of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year (or December 31 if the Fund so elects), plus any undistributed amounts of taxable income for prior years. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made to shareholders of record in such a month are treated as paid and are taxable as of December 31, provided that the dividend is paid during January of the following year. A Fund may make taxable distributions even during periods in which share prices have declined.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that it has provided a correct taxpayer identification number and that it is not subject to “backup withholding,” then the shareholder may be subject to a 28% “backup withholding” tax with respect to: (a) taxable dividends and distributions, and, (b) the proceeds of any redemptions of Fund shares. An individual’s taxpayer identification number is his social security number. The 28% “backup withholding” tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Dividends to shareholders who are non-resident aliens or foreign entities (“foreign shareholders”) will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders should consult their own tax advisors. Note that the preferential rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

For taxable years beginning before January 1, 2015 (unless further extended by Congress), properly designated dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). There can be no assurance as to whether or not legislation will be enacted to extend this exemption. However, even if such legislation is enacted, depending on the circumstances, a Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholdings are required.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a foreign shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares would be FIRPTA gain. After December 31, 2013, the same rule applies to dispositions of Fund shares by foreign shareholders but without regard to whether the Fund is domestically controlled. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company if all of the following requirements are met: (i) the regulated investment company is classified as a “qualified investment entity” (which includes a regulated investment company if, in general more than 50% of the regulated investment company’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a foreign shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. Even if a foreign shareholder does not own more than 5% of a Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

These rules apply to dividends paid by a Fund before January 1, 2014 (unless such sunset date is extended or made permanent). After such sunset date, Fund distributions from a REIT attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a “qualified investment entity.”

Foreign shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

With respect to the Enhanced Commodity Strategy Fund, the Fund may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. The IRS issued Revenue Ruling 2006-1 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than 10% of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary. The Fund has received a private letter ruling from the IRS confirming that income from the Fund’s investment in the Subsidiary and income derived from certain commodity index-linked notes will constitute “qualifying income” for purposes of Subchapter M.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in the Prospectus and this SAI.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the Fund. It is expected that all of the Subsidiary’s income will be subpart F income. The Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund and such loss cannot be carried forward to offset taxable income of the Fund or the Subsidiary in future periods.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Regulations are subject to change by legislative or administrative action.

Each shareholder will receive annual information from its Fund regarding the tax status of Fund distributions. Shareholders are urged to consult their attorneys or tax advisors with respect to the applicability of federal, state, local, estate and gift taxes and non-U.S. taxes to their investment in a Fund.

For information concerning distributions and taxes of the Fidelity Prime Money Market Portfolio, please refer to the Prospectus for the Fidelity Prime Money Market Portfolio, which is an unaffiliated separately managed money market mutual fund.

SHARES AND VOTING RIGHTS

Each Fund offers two classes of shares: Class I shares and Class N shares, except for the TCW Short Term Bond Fund, which only offers Class I shares. Class I shares are offered at the current net asset value. Class N shares are also offered at the current net asset value, but will be subject to distribution or service fees imposed under the Distribution Plan. Shares of each class of a Fund represents an equal proportionate share in the assets, liabilities, income and expenses of that Fund and, generally, have identical voting, dividend, liquidation, and other rights, other than the payment of distribution or service fees imposed under the Distribution Plan. All shares issued are fully paid and nonassessable and have no preemptive or conversion rights. Each share has one vote, and fractional shares have fractional votes. As a Maryland corporation, the Corporation is not required to hold an annual shareholder meeting. Shareholder approval will be sought only for certain changes in the operation of the Funds, including for the election of Directors under certain circumstances. Directors may be removed by a majority of all votes entitled to be cast by shareholders at a shareholder meeting. A special meeting of the shareholders will be called to elect or remove Directors if requested by the holders of ten percent of the Corporation’s outstanding shares. All shareholders of the Corporation will vote together as a single class on all matters affecting the Corporation, including the election or removal of Directors. For matters where the interests of one or more Funds or classes are affected, only such affected Fund(s) or class(es) will be entitled to vote on such matter. Voting is not cumulative.

Upon request in writing by ten or more shareholders who have been shareholders of record for at least six months and hold at least the lesser of shares having a net asset value of $25,000 or one percent of all outstanding shares, the Corporation will provide the requesting shareholders either access to the names and addresses of all shareholders of record or information as to the approximate number of shareholders of record and the approximate cost of mailing any proposed communication to them. If the Corporation elects the latter procedure, and the requesting shareholders tender material for mailing together with the reasonable expenses of the mailing, the Corporation will either mail the material as requested or submit the material to the SEC for a determination that the mailing of the material would be inappropriate.

FINANCIAL STATEMENTS

Except for the TCW Global Real Estate Fund, TCW High Dividend Equities Fund, and TCW Developing Markets Equity Fund, which recently commenced operations, and the TCW New America Premier Equities Fund, which is newly organized, the audited financial statements and financial highlights of the Funds for the period ended October 31, 2014, including the reports of the independent registered public accounting firm on those financial statements and highlights, appearing in the Corporation’s Annual Reports to Shareholders are incorporated by reference and made a part of this SAI.

APPENDIX A

Description of S&P and Moody’s Credit Ratings

S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-1

Moody’s Long-Term Issue Credit Ratings*

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

*	Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Short-Term Issue Credit Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a) (1)	Form of Articles of Incorporation dated September 11, 1992 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(2)	Form of Articles of Amendment dated February 19, 1993 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(3)	Form of Articles Supplementary dated November 19, 1993 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(4)	Form of Articles Supplementary dated February 24, 1994 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(5)	Form of Articles Supplementary dated July 20, 1994 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(6)	Form of Articles of Amendment dated November 9, 1994 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(7)	Form of Articles of Amendment dated February 23, 1999 is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on December 30, 1998.

(8)	Form of Articles of Amendment dated February 23, 1999 is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on December 30, 1998.

(9)	Form of Articles Supplementary dated February 23, 1999 is incorporated by reference to Post-Effective Amendment No. 24 as filed with the SEC via EDGAR on March 1, 1999.

(10)	Form of Articles Supplementary dated July 26, 2000 is incorporated by reference to Post-Effective Amendment No. 26 as filed with the SEC via EDGAR on August 17, 2000.

(11)	Form of Articles Supplementary dated January 17, 2001 is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on March 1, 2001.

(12)	Form of Articles of Amendment dated February 27, 2001 is incorporated by reference to Post-Effective Amendment No. 28 as filed with the SEC via EDGAR on March 1, 2001.

(13)	Articles Supplementary dated May 21, 2001 is incorporated by reference to Post-Effective Amendment No. 29 as filed with the SEC via EDGAR on June 6, 2001.

(14)	Form of Articles Supplementary dated August 20, 2001 is incorporated by reference to Post-Effective Amendment No. 30 as filed with the SEC via EDGAR on August 27, 2001.

(15)	Articles of Amendment dated May 2, 2002 is incorporated by reference to Post-Effective Amendment No. 34 as filed with the SEC via EDGAR on July 12, 2002.

(16)	Articles of Amendment dated February 20, 2003 is incorporated by reference to Post-Effective Amendment No. 36 as filed with the SEC via EDGAR on February 28, 2003.

(17)	Articles Supplementary dated April 25, 2003 is incorporated by reference to Post-Effective Amendment No. 37 as filed with the SEC via EDGAR on December 17, 2003.

(18)	Articles of Amendment dated October 24, 2003 is incorporated by reference to Post-Effective Amendment No. 37 as filed with the SEC via EDGAR on December 17, 2003.

(19)	Form of Articles of Amendment dated February 25, 2004 is incorporated by reference to Post-Effective Amendment No. 38 as filed with the SEC via EDGAR on March 1, 2004.

(20)	Form of Articles Supplementary dated May 12, 2004 is incorporated by reference to Post-Effective Amendment No. 39 as filed with the SEC via EDGAR on July 30, 2004.

(21)	Form of Articles Supplementary dated November 16, 2004 is incorporated by reference to Post-Effective Amendment No. 41 as filed with the SEC via EDGAR on December 23, 2004.

(22)	Articles Supplementary dated September 26, 2005 is incorporated by reference to Post-Effective Amendment No. 43 as filed with the SEC via EDGAR on November 23, 2005.

(23)	Articles of Amendment dated December 13, 2005 is incorporated by reference to Post-Effective Amendment No. 44 as filed with the SEC via EDGAR on December 23, 2005.

(24)	Articles Supplementary dated May 30, 2006 is incorporated by reference to Post-Effective Amendment No. 46 as filed with the SEC via EDGAR on June 8, 2006.

(25)	Articles of Amendment dated December 15, 2006 is incorporated by reference to Post-Effective Amendment No. 49 as filed with the SEC via EDGAR on December 21, 2006.

(26)	Articles of Amendment dated February 21, 2007 is incorporated by reference to Post-Effective Amendment No. 51 as filed with the SEC via EDGAR on February 28, 2007.

(27)	Form of Articles of Amendment dated August 2, 2007 is incorporated by reference to Post-Effective Amendment No. 52 as filed with the SEC via EDGAR on October 15, 2007.

(28)	Form of Articles Supplementary dated August 2, 2007 is incorporated by reference to Post-Effective Amendment No. 52 as filed with the SEC via EDGAR on October 15, 2007.

(29)	Articles Supplementary dated July 29, 2008 is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on February 27, 2009.

(30)	Articles of Amendment dated July 30, 2008 is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on February 27, 2009.

(31)	Articles of Amendment dated February 27, 2009 is incorporated by reference to Post-Effective Amendment No. 54 as filed with the SEC via EDGAR on February 27, 2009.

(32)	Articles Supplementary dated September 15, 2009 is incorporated by reference to Post-Effective Amendment No. 55 as filed with the SEC via EDGAR on October 16, 2009.

(33)	Articles Supplementary dated June 30, 2010 is incorporated by reference to Post-Effective Amendment No. 58 as filed with the SEC via EDGAR on July 30, 2010.

(34)	Articles Supplementary dated September 21, 2010 is incorporated by reference to Post-Effective Amendment No. 59 as filed with the SEC via EDGAR on September 29, 2010.

(35)	Articles Supplementary dated November 15, 2010 is incorporated by reference to Post-Effective Amendment No. 60 as filed with the SEC via EDGAR on December 9, 2010.

(36)	Articles Supplementary dated December 16, 2010 is incorporated by reference to Post-Effective Amendment No. 61 as filed with the SEC via EDGAR on January 12, 2011.

(37)	Articles of Amendment dated December 21, 2010 is incorporated by reference to Post-Effective Amendment No. 62 as filed with the SEC via EDGAR on February 28, 2011.

(38)	Articles Supplementary dated August 10, 2011 is incorporated by reference to Post-Effective Amendment No. 67 as filed with the SEC via EDGAR on August 12, 2011.

(39)	Articles Supplementary dated August 14, 2012 is incorporated by reference to Post-Effective Amendment No. 77 as filed with the SEC via EDGAR on October 31, 2012.

(40)	Form of Articles Supplementary dated May 6, 2013 is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

(41)	Form of Articles of Amendment dated October 8, 2014 is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on February 26, 2014.

(42)	Articles Supplementary dated October 8, 2014 is incorporated by reference to Post-Effective Amendment No. 87 as filed with the SEC via EDGAR on November 21, 2014.

(43)	Articles Supplementary dated June 10, 2015 is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(44)	Articles Supplementary — to be filed by amendment.

(b)	Amended and Restated By-Laws dated September 21, 2010 are incorporated by reference to Post-Effective Amendment No. 59 as filed with the SEC via EDGAR on September 29, 2010.

(c)	Not applicable.

(d) (1)	Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

(2)	Amendment No. 1 February 6, 2013 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 79 as filed with the SEC via EDGAR on February 28, 2013.

(3)	Amendment No. 2 dated June 26, 2013 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(4)	Amendment No. 3 dated November 24, 2014 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 87 as filed with the SEC via EDGAR on November 21, 2014.

(5)	Amendment No. 4 dated June 23, 2015 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(6)	Amendment No. 5 to Investment Advisory Agreement between the Registrant and Investment Management Company dated February 6, 2013 — to be filed by amendment.

(e) (1)	Form of Amended and Restated Distribution Agreement between the Registrant and TCW Brokerage Services is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on December 30, 1998.

(2)	Form of Dealer Agreement between the Registrant and TCW Funds Distributor is filed herewith.

(f)	Not applicable.

(g) (1)	Form of Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 52 as filed with the SEC via EDGAR on October 15, 2007.

(2)	Form of Delegation Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on December 30, 1998.

(h) (1)	Transfer Agent Servicing Agreement dated September 7, 2005 between Registrant and U.S. Bancorp Fund Services, LLC is incorporated by reference to Post-Effective Amendment No. 43 as filed with the SEC via EDGAR on November 23, 2005.

(2)	Form of Administration Agreement dated June 29, 2007 between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 52 as filed with the SEC via EDGAR on October 15, 2007.

(3)	Form of Securities Lending Agency Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on December 30, 1998.

(a)	Form of Amendment No. 1 dated December 1, 2001 to the Securities Lending Agency Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(b)	Form of Amendment Agreement dated July 1, 2007 to the Securities Lending Agency Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 52 as filed with the SEC via EDGAR on October 15, 2007.

(4)	Form of Indemnification Agreement between Registrant and the Registrant’s Directors is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on June 26, 2013.

(5)	Expense Limitation Agreement dated February 27, 2015 for TCW Concentrated Value Fund, TCW Global Real Estate Fund, TCW Growth Equities Fund, TCW High Dividend Equities Fund, TCW Relative Value Mid Cap Fund, TCW SMID Cap Growth Fund, TCW Core Fixed Income Fund, TCW Enhanced Commodity Strategy Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW International Growth Fund, TCW International Small Cap Fund, and TCW Global Conservative Allocation Fund is incorporated by reference to Post-Effective Amendment No. 89 as filed with the SEC via EDGAR on February 27, 2015.

(6)	Expense Limitation Agreement dated June 8, 2015 for TCW Emerging Markets Equity Fund is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(7)	Expense Limitation Agreement for TCW New America Premier Equities Fund – to be filed by amendment.

(i) (1)	Opinion of Counsel from Paul Hastings LLP — to be filed by amendment.

(2)	Opinion of Counsel from Venable LLP — to be filed by amendment.

(j)	Consent of [ ] — to be filed by amendment.

(k)	Not applicable.

(l)	Not applicable.

(m)	Form of Registrant’s Class A Shares (k/n/a Class N Shares) Distribution Plan is incorporated by reference to Post-Effective Amendment No. 23 as filed with the SEC via EDGAR on December 30, 1998.

(n)	Form of Plan Pursuant to Rule 18f-3 dated October 17, 2001 is incorporated by reference to Post-Effective Amendment No. 32 as filed with the SEC via EDGAR on November 15, 2001.

(o)	Not applicable.

(p) (1)	Amended Code of Ethics dated September 8, 2014 is incorporated by reference to Post-Effective Amendment No. 89 as filed with the SEC via EDGAR on February 27, 2015.

(2)	Amendment No. 1 dated March 9, 2015 to the Code of Ethics is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(3)	Amendment No. 2 dated June 8, 2015 to the Code of Ethics is incorporated by reference to Post-Effective Amendment No. 92 as filed with the SEC via EDGAR on June 23, 2015.

(4)	Amendment No. 3 dated September 21, 2015 to the Code of Ethics is filed herewith.

(q) (1)	Power of Attorney for Samuel P. Bell is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(2)	Power of Attorney for David S. DeVito is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(3)	Power of Attorney for John A. Galvin is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(4)	Power of Attorney for Patrick C. Haden is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(5)	Power of Attorney for Janet E. Kerr is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(6)	Power of Attorney for Peter McMillan is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(7)	Power of Attorney for Charles A. Parker is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(8)	Power of Attorney for Victoria B. Rogers is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(9)	Power of Attorney for Marc I. Stern is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(10)	Power of Attorney for Andrew Tarica is incorporated by reference to Post-Effective Amendment No. 82 as filed with the SEC via EDGAR on February 28, 2013.

(11)	Power of Attorney for Richard M. Villa is incorporated by reference to Post-Effective Amendment No. 84 as filed with the SEC via EDGAR on February 26, 2014.

Item 29.	Persons Controlled by or Under Common Control with the Fund

In addition to the Registrant, TCW Investment Management Company (the “Advisor”), or an affiliate of the Advisor, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: TCW Strategic Income Fund, Inc., a closed-end investment management company incorporated in Maryland; TCW Alternative Funds, a Delaware statutory trust; Metropolitan West Funds, a Delaware statutory trust; TCW Direct Lending LLC, a Delaware corporation; TCW Leveraged Income Trust II, L.P., a Delaware limited partnership; TCW Leveraged Income Trust, L.P., a Delaware limited partnership; and TCW Funds, a Luxembourg société d’investissement à capital variable.

The Advisor is a 100% owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), a Nevada corporation. The Advisor was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. The Carlyle Group, LP (“Carlyle”) may be deemed to be a control person of the Advisor by reason of its control of certain investment funds that indirectly control more than 25% of the voting stock of The TCW Group, Inc. Other investment adviser and broker-dealer entities under common control with the Adviser as subsidiaries of The TCW Group, Inc. include: TCW Funds Distributors (a California entity and a registered-broker-dealer), TCW Asset Management Company (a California corporation and a registered investment adviser), Metropolitan West Asset Management LLC (a California limited liability company and a registered investment adviser) and Trust Company of the West (a California licensed trust company). Carlyle also controls various other pooled investment vehicles and, indirectly, many of the portfolio companies owned by those funds.

Item 30.	Indemnification

Under Article Eighth, Section (9) of the Registrant’s Articles of Incorporation, directors and officers of the Registrant will be indemnified, and will be advanced expenses, to the fullest extent permitted by Maryland law, but not in violation of Section 17(i) of the Investment Company Act of 1940, as amended (the “1940 Act”). Such indemnification rights are also limited by Article 9.01 of the Registrant’s Bylaws. The Registrant has also entered into Indemnification Agreements with each of its directors which provide that the Registrant shall advance expenses and indemnify and hold harmless each director in certain circumstances against any expenses incurred by a director in any proceeding arising out of or in connection with the director’s service to the Registrant, to the maximum extent permitted by the Registrant’s Articles of Incorporation, Bylaws, the Maryland General Corporation Law, the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

In addition to the Registrant, the Advisor serves as investment adviser or sub-adviser to a number of open-end and closed-end management investment companies that are registered under the 1940 Act, foreign investment companies, and private funds. The information required by this Item 31 as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor and each officer, director or partner of the Advisor during the last two fiscal years is incorporated by reference to Form ADV (SEC File No. 801-29075) filed by the Advisor pursuant to the Investment Advisers Act of 1940, as amended.

Item 32. Principal Underwriters

(a)	TCW Funds Distributors serves as principal underwriter for the following investment company registered under the 1940 Act:

TCW Alternative Funds

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices With Registrant

David B. Lippman	Director, President & Chief Executive Officer	None

David S. DeVito	Director	Director, President & Chief Executive Officer

Vincent J. Bencivenga	Managing Director & Assistant Secretary	None

Jeffrey A. Engelsman	Chief Compliance Officer	Chief Compliance Officer

Meredith S. Jackson	Director	Senior Vice President, General Counsel & Secretary

Joseph T. Magpayo	Managing Director	None

James G. Krause	Chief Financial Officer & Senior Vice President	None

*	The principal business address is 865 South Figueroa Street, Los Angeles, CA 90017.

(c)	None.

Item 33.	Location of Accounts and Records

Unless otherwise stated below, the books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the physical possession of:

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, CA 90017

Rule	Location of Required Records
31a-l(b)(2)(c)	N/A

31a-l(b)(2)(d)	State Street Bank & Trust Company 200 Clarendon Street Boston, MA 02116

31a-l(b)(4)-(6)	TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017

31a-1(b)(9)-(11)	TCW Investment Management Company 65 South Figueroa Street Los Angeles, CA 90017

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment No. 94 to the Registrant’s registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles and State of California on the day of November 13, 2015.

TCW FUNDS, INC.

By:	/s/ Patrick W. Dennis
Patrick W. Dennis
Assistant Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 94 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

* /s/ Patrick C. Haden
Patrick C. Haden	Chairman and Director	November 13, 2015

/s/ David S. DeVito
David S. DeVito	Director and President (Chief Executive Officer)	November 13, 2015

* /s/ Samuel P. Bell
Samuel P. Bell	Director	November 13, 2015

* /s/ John A. Gavin
John A. Gavin	Director	November 13, 2015

* /s/ Janet E. Kerr
Janet E. Kerr	Director	November 13, 2015

* /s/ Peter McMillan
Peter McMillan	Director	November 13, 2015

* /s/ Charles A. Parker
Charles A. Parker	Director	November 13, 2015

* /s/ Victoria B. Rogers
Victoria B. Rogers	Director	November 13, 2015

* /s/ Marc I. Stern
Marc I. Stern	Director	November 13, 2015

* /s/ Andrew Tarica
Andrew Tarica	Director	November 13, 2015

/s/ Richard M. Villa
Richard M. Villa	Treasurer (Chief Financial Officer)	November 13, 2015

* By:	/s/ Patrick W. Dennis
Patrick W. Dennis

*	Pursuant to Powers of Attorney

TCW FUNDS, INC.

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Description
(e) (2)	Form of Dealer Agreement between the Registrant and TCW Funds Distributor
(p) (4)	Amendment No. 3 dated September 21, 2015 to Code of Ethics